RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                            THE CHASE MANHATTAN BANK

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 2001




                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2001-RM1


                                TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS

               Section 1.01. Definitions...................................................-3-
                      Accrued Certificate Interest.........................................-3-
                      Adjusted Mortgage Rate...............................................-3-
                      Advance..............................................................-4-
                      Affiliate............................................................-4-
                      Agreement............................................................-4-
                      Amount Held for Future Distribution..................................-4-
                      Appraised Value......................................................-4-
                      Assignment...........................................................-4-
                      Assignment Agreement.................................................-4-
                      Available Distribution Amount........................................-4-
                      Bankruptcy Amount....................................................-5-
                      Bankruptcy Code......................................................-6-
                      Book-Entry Certificate...............................................-6-
                      Business Day.........................................................-6-
                      Calendar Quarter.....................................................-6-
                      Cash Liquidation.....................................................-6-
                      Certificate..........................................................-6-
                      Certificate Account..................................................-6-
                      Certificate Account Deposit Date.....................................-6-
                      Certificateholder or Holder..........................................-6-
                      Certificate Owner....................................................-7-
                      Certificate Principal Balance........................................-7-
                      Certificate Register and Certificate Registrar.......................-7-
                      Class  ..............................................................-7-
                      Class A Certificate..................................................-7-
                      Class B Certificate..................................................-7-
                      Class M Certificates.................................................-7-
                      Class M-1 Certificate................................................-7-
                      Class M-2 Certificate................................................-8-
                      Class M-3 Certificate................................................-8-
                      Class R Certificate..................................................-8-
                      Class R-I Certificate................................................-8-
                      Class R-II Certificate...............................................-8-
                      Class X Certificate..................................................-8-
                      Clearstream..........................................................-8-
                      Closing Date.........................................................-8-
                      Code   ..............................................................-8-


                                             (i)




                      Compensating Interest................................................-8-
                      Corporate Trust Office...............................................-9-
                      Corresponding Certificate............................................-9-
                      Credit Support Depletion Date........................................-9-
                      Curtailment..........................................................-9-
                      Custodial Account....................................................-9-
                      Custodial Agreement..................................................-9-
                      Custodian............................................................-9-
                      Cut-off Date.........................................................-9-
                      Cut-off Date Balance.................................................-9-
                      Cut-off Date Principal Balance.......................................-9-
                      Debt Service Reduction...............................................-9-
                      Deficient Valuation..................................................-9-
                      Definitive Certificate..............................................-10-
                      Deleted Mortgage Loan...............................................-10-
                      Delinquent..........................................................-10-
                      Depository..........................................................-10-
                      Depository Participant..............................................-10-
                      Destroyed Mortgage Note.............................................-10-
                      Determination Date..................................................-10-
                      Disqualified Organization...........................................-10-
                      Distribution Date...................................................-11-
                      Due Date............................................................-11-
                      Due Period..........................................................-11-
                      Eligible Account....................................................-11-
                      ERISA  .............................................................-11-
                      Euroclear...........................................................-12-
                      Event of Default....................................................-12-
                      Excess Fraud Loss...................................................-12-
                      Excess Loss.........................................................-12-
                      Excess Bankruptcy Loss..............................................-12-
                      Excess Special Hazard Loss..........................................-12-
                      Extraordinary Events................................................-12-
                      Extraordinary Losses................................................-13-
                      Fannie Mae..........................................................-13-
                      FASIT  .............................................................-13-
                      FDIC   .............................................................-13-
                      FHA    .............................................................-13-
                      Final Distribution Date.............................................-13-
                      Final Scheduled Distribution Date...................................-13-
                      Fitch  .............................................................-13-
                      Foreclosure Profits.................................................-13-
                      Fraud Loss Amount...................................................-13-
                      Fraud Losses........................................................-14-
                      Freddie Mac.........................................................-14-
                      Highest Priority....................................................-14-


                                      (ii)




                      HomeComings.........................................................-14-
                      Independent.........................................................-14-
                      Initial Certificate Principal Balance...............................-14-
                      Initial Subordinate Class Percentage................................-15-
                      Insurance Proceeds..................................................-15-
                      Interest Accrual Period.............................................-15-
                      Interim Certificates................................................-15-
                      Late Collections....................................................-15-
                      Liquidation Proceeds................................................-15-
                      Locked-Out Subordinate Certificate..................................-15-
                      Loan-to-Value Ratio.................................................-15-
                      Lowest Priority.....................................................-15-
                      Maturity Date.......................................................-15-
                      MERS   .............................................................-16-
                      MERS(R)System........................................................-16-
                      MIN    .............................................................-16-
                      Modified Mortgage Loan..............................................-16-
                      Modified Net Mortgage Rate..........................................-16-
                      MOM Loan............................................................-16-
                      Monthly Payment.....................................................-16-
                      Moody's.............................................................-16-
                      Mortgage............................................................-16-
                      Mortgage File.......................................................-16-
                      Mortgage Loans......................................................-17-
                      Mortgage Loan Schedule..............................................-17-
                      Mortgage Note.......................................................-18-
                      Mortgage Rate.......................................................-18-
                      Mortgaged Property..................................................-18-
                      Mortgagor...........................................................-18-
                      Net Mortgage Rate...................................................-18-
                      Net WAC Rate........................................................-18-
                      Non-Primary Residence Loans.........................................-18-
                      Non-United States Person............................................-18-
                      Nonrecoverable Advance..............................................-18-
                      Nonsubserviced Mortgage Loan........................................-18-
                      Notice .............................................................-18-
                      Notional Amount.....................................................-18-
                      Officers' Certificate...............................................-19-
                      Opinion of Counsel..................................................-19-
                      Optional Termination Date...........................................-19-
                      Outstanding Mortgage Loan...........................................-19-
                      Ownership Interest..................................................-19-
                      Pass-Through Rate...................................................-19-
                      Paying Agent........................................................-19-
                      Percentage Interest.................................................-19-
                      Permitted Investments...............................................-20-


                                            (iii)




                      Permitted Transferee................................................-21-
                      Person .............................................................-21-
                      Placement Agent.....................................................-21-
                      Pool Stated Principal Balance.......................................-21-
                      Prepayment Assumption...............................................-21-
                      Prepayment Distribution Percentage..................................-21-
                      Prepayment Interest Shortfall.......................................-22-
                      Prepayment Period...................................................-23-
                      Primary Insurance Policy............................................-23-
                      Principal Payment Distribution Trigger..............................-23-
                      Principal Prepayment................................................-23-
                      Principal Prepayment in Full........................................-23-
                      Principal Remittance Amount.........................................-23-
                      Program Guide.......................................................-23-
                      Purchase Price......................................................-23-
                      Qualified Substitute Mortgage Loan..................................-24-
                      Rating Agency.......................................................-24-
                      Realized Loss.......................................................-24-
                      Record Date.........................................................-25-
                      Regular Interest....................................................-25-
                      Relief Act..........................................................-25-
                      REMIC  .............................................................-25-
                      REMIC Administrator.................................................-25-
                      REMIC I.............................................................-25-
                      REMIC I Net WAC Rate................................................-26-
                      REMIC I Regular Interests...........................................-26-
                      REMIC I Regular Interest LTA........................................-26-
                      REMIC I Regular Interest LTB........................................-26-
                      REMIC II............................................................-26-
                      REMIC Provisions....................................................-26-
                      REO Acquisition.....................................................-26-
                      REO Disposition.....................................................-26-
                      REO Imputed Interest................................................-26-
                      REO Proceeds........................................................-26-
                      REO Property........................................................-27-
                      Repurchase Event....................................................-27-
                      Request for Release.................................................-27-
                      Required Insurance Policy...........................................-27-
                      Residential Funding.................................................-27-
                      Responsible Officer.................................................-27-
                      Seller's Agreement..................................................-27-
                      Senior Accelerated Distribution Percentage..........................-27-
                      Senior Certificates.................................................-29-
                      Senior Principal Distribution Amount................................-29-
                      Servicing Accounts..................................................-29-
                      Servicing Advances..................................................-29-


                                      (iv)




                      Servicing Fee.......................................................-29-
                      Servicing Fee Rate..................................................-29-
                      Servicing Modification..............................................-29-
                      Servicing Officer...................................................-30-
                      Sixty-Plus Delinquency Percentage...................................-30-
                      Special Hazard Amount...............................................-30-
                      Special Hazard Loss.................................................-31-
                      Standard & Poor's...................................................-31-
                      Startup Date........................................................-31-
                      Stated Principal Balance............................................-31-
                      Subordinate Certificate.............................................-31-
                      Subordinate Percentage..............................................-31-
                      Subordinate Principal Distribution Amount...........................-31-
                      Subordination.......................................................-32-
                      Subserviced Mortgage Loan...........................................-32-
                      Subservicer.........................................................-32-
                      Subservicer Advance.................................................-32-
                      Subservicing Account................................................-32-
                      Subservicing Agreement..............................................-32-
                      Subservicing Fee....................................................-32-
                      Tax Returns.........................................................-32-
                      Transfer............................................................-33-
                      Transferee..........................................................-33-
                      Transferor..........................................................-33-
                      Trust Fund..........................................................-33-
                      Uniform Single Attestation Program for Mortgage Bankers.............-33-
                      Uncertificated Accrued Interest.....................................-33-
                      Uncertificated Notional Amount......................................-33-
                      Uncertificated Pass-Through Rate....................................-33-
                      Uncertificated Principal Balance....................................-33-
                      Uncertificated REMIC I Pass-Through Rate............................-33-
                      Uncertificated Regular Interests....................................-34-
                      Uninsured Cause.....................................................-34-
                      United States Person................................................-34-
                      VA     .............................................................-34-
                      Voting Rights.......................................................-34-
                      Weighted Average Roll Date..........................................-34-
                      Weighted Average Net Mortgage Rate..................................-34-

                                   ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01. Conveyance of Mortgage Loans.................................-35-
               Section 2.02. Acceptance by Trustee........................................-38-


                                             (v)




               Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.
                                                                                          -40-
               Section 2.04. Representations and Warranties of Residential Funding........-42-
               Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC
                             Regular Interests............................................-44-
               Section 2.06. Purposes and Powers of the Trust.............................-45-

                                         ARTICLE III

                          ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

               Section 3.01. Master Servicer to Act as Servicer...........................-46-
               Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                             of Subservicers' Obligations; Special Servicing..............-47-
               Section 3.03. Successor Subservicers.......................................-48-
               Section 3.04. Liability of the Master Servicer.............................-49-
               Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.
                                                                                           -49-
               Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.-49-
               Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.
                              ............................................................-50-
               Section 3.08. Subservicing Accounts; Servicing Accounts....................-52-
               Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.
                                                                                          -53-
               Section 3.10. Permitted Withdrawals from the Custodial Account.............-54-
               Section 3.11. Maintenance of Primary Insurance Coverage....................-56-
               Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.-56-
               Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                              Certain Assignments..........................................-58-
               Section 3.14. Realization Upon Defaulted Mortgage Loans....................-60-
               Section 3.15. Trustee to Cooperate; Release of Mortgage Files..............-62-
               Section 3.16. Servicing and Other Compensation; Compensating Interest......-63-
               Section 3.17. Reports to the Trustee and the Depositor.....................-65-
               Section 3.18. Annual Statement as to Compliance............................-65-
               Section 3.19. Annual Independent Public Accountants' Servicing Report......-65-
               Section 3.20. Right of the Depositor in Respect of the Master Servicer.....-66-

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01. Certificate Account..........................................-67-
               Section 4.02. Distributions................................................-67-
               Section 4.03. Statements to Certificateholders.............................-72-


                                      (vi)




               Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master
                             Servicer.....................................................-74-
               Section 4.05. Allocation of Realized Losses................................-76-
               Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property-77-
               Section 4.07. Optional Purchase of Defaulted Mortgage Loans................-77-
               Section 4.08. Distributions on the Uncertificated REMIC I Regular Interests-77-

                                          ARTICLE V

                                THE CERTIFICATES

               Section 5.01. The Certificates.............................................-79-
               Section 5.02. Registration of Transfer and Exchange of Certificates........-80-
               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates............-86-
               Section 5.04. Persons Deemed Owners........................................-87-
               Section 5.05. Appointment of Paying Agent..................................-87-

                                   ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

               Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.-88-
               Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                             Rights and Delegation of Duties by Master Servicer...........-88-
               Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.-89-
               Section 6.04. Depositor and Master Servicer Not to Resign..................-90-

                                         ARTICLE VII

                                           DEFAULT

               Section 7.01. Events of Default............................................-91-
               Section 7.02. Trustee or Depositor to Act; Appointment of Successor........-93-
               Section 7.03. Notification to Certificateholders...........................-94-
               Section 7.04. Waiver of Events of Default..................................-94-

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

               Section 8.01. Duties of Trustee............................................-95-
               Section 8.02. Certain Matters Affecting the Trustee........................-96-
               Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans........-98-
               Section 8.04. Trustee May Own Certificates.................................-98-
               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.-98-
               Section 8.06. Eligibility Requirements for Trustee.........................-99-


                                            (vii)




               Section 8.07. Resignation and Removal of the Trustee......................-100-
               Section 8.08. Successor Trustee...........................................-101-
               Section 8.09. Merger or Consolidation of Trustee..........................-101-
               Section 8.10. Appointment of Co-Trustee or Separate Trustee...............-101-
               Section 8.11. Appointment of Custodians...................................-102-
               Section 8.12. Appointment of Office or Agency.............................-103-

                                   ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

               Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon
                             Purchase by the Master Servicer or Liquidation of All Mortgage Loans.-104-
               Section 9.02. Additional Termination Requirements.........................-107-

                                          ARTICLE X

                                REMIC PROVISIONS

               Section 10.01.REMIC Administration........................................-109-
               Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification.-112-

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

               Section 11.01.Amendment...................................................-114-
               Section 11.02.Recordation of Agreement; Counterparts......................-116-
               Section 11.03.Limitation on Rights of Certificateholders..................-117-
               Section 11.04.Governing Law...............................................-117-
               Section 11.05.Notices.....................................................-118-
               Section 11.06.Notices to Rating Agencies..................................-118-
               Section 11.07.Severability of Provisions..................................-119-
               Section 11.08.Supplemental Provisions for Resecuritization................-119-


Exhibit A-1    Form of Class A Certificate
Exhibit A-2    Form of Class X Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F      Mortgage Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate


                                     (viii)




Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing
               Agreement Pursuant to Section 11.01(e) for a
               Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      Form of ERISA Letter



                                      (ix)

               This Pooling and Servicing Agreement, effective as of May 1, 2001, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor
(together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in eleven classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                           REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Distribution Date in the month of maturity of the latest maturing Mortgage Loan. None of the REMIC I Regular Interests will be certificated.




                   Uncertificated REMIC I    Initial Uncertificated      Latest Possible
  Designation        Pass-Through Rate         Principal Balance          Maturity Date


      LTA               Variable(1)         $       133,655,800.00   December 25, 2029
      LTB               Variable(1)         $           5,424,480.00 December 25, 2029

-------------------
(1)     Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.



                                    REMIC II

               As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation,

Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC II. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Certificates shall be the 360th Distribution Date.


DESIGNATION   TYPE        PASS-    AGGREGATE INITIAL  FEATURES   MATURITY DATE  INITIAL RATINGS
                         THROUGH   CERTIFICATE PRINCIPAL
                          RATE          BALANCE
                                                                                  S&P    MOODY'S
 Class A     Senior    6.18%(1)(2)      $133,655,800.00  Senior              December 25, 2029 AAA      Aaa
 Class X     Senior   Variable Rate(3)  $          0.00  Senior/Interest     August 25, 2009   AAA      Aaa
                                                                 Only
Class R-I   Residual  Variable Rate(4)  $        100.00  Senior/Residual     December 25, 2029 AAA      N/R
Class R-II  Residual  Variable Rate(4)  $        100.00  Senior/Residual     December 25, 2029 AAA      N/R
Class M-1   Mezzanine Variable Rate(4)  $  5,599,400.00  Mezzanine           December 25, 2029 AA       Aa2
Class M-2   Mezzanine Variable Rate(4)  $   1,429,900.00 Mezzanine           December 25, 2029  A        A2
Class M-3   Mezzanine Variable Rate(4)  $   1,043,100.00 Mezzanine           December 25, 2029 BBB      Baa2
Class B-1  SubordinateVariable Rate(4)  $     417,200.00 Subordinate         December 25, 2029 BB       Ba2
Class B-2  SubordinateVariable Rate(4)  $     278,200.00 Subordinate         December 25, 2029  B        B2
Class B-3  SubordinateVariable Rate(4)  $     556,580.00 Subordinate         December 25, 2029 N/R      N/R

------------------
(1) Subject to a cap as described in the definition of "Pass-Through Rate" herein.

(2) After the Weighted Average Roll Date, the Pass-Through Rate will equal the weighted average of the Net Mortgage Rates of the Mortgage Loans as described herein in the definition of "Pass-Through Rate".
(3) The Pass-Through Rate for the Class X Certificates will be equal to (i) on or prior to the Weighted Average Roll Date, the excess, if any, of
        (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (b) the Pass-Through Rate on the Class A Certificates and (ii) thereafter, zero. The Class X Certificates will only be entitled to interest up to and including the Weighted Average Roll Date.
(4) The Pass-Through Rate for the Class R-I, Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans as described herein in the definition of "Pass-Through Rate".

               The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to approximately $139,080,380. The Mortgage Loans are hybrid adjustable-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination of not more than 30 years.

               In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               Section 1.01.        Definitions.

               Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

               Accrued Certificate Interest: With respect to each Distribution Date, as to any Class of Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on the Mortgage Loans (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses,

        (iii) the interest portion of Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

               Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

               Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

               Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

               Appraised Value: As to any Mortgaged Property, the appraised value of such Mortgaged Property based upon the appraisal or appraisals (or field review) made at the time of the origination of the related Mortgage Loan.

               Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

               Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

               Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Mortgage Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Mortgage Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the Mortgage Loans, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

               Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut- off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 of this Agreement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

        (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating

Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

               Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

               Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

               Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the State of New York or the State of California (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

               Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

               Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class X Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

               Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The Chase Manhattan Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

               Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

               Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

               Certificate Principal Balance: With respect to any Class A, Class R, Class M or Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. The Class X Certificates will not have a Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

               Class A Certificate: Any one of the Class A Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, senior to the Class M and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

               Class B Certificate: Any one of the Class B Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in one or more of the forms annexed hereto as Exhibit C, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

               Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2, Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

               Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

               Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class R Certificate: Any one of the Class R-I or Class R-II Certificates.

               Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

               Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

               Class X Certificate: Any one of the Class X Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2, senior to the Class M and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

               Clearstream:  Clearstream Banking, societe anonyme.

               Closing Date:  May 30, 2001.

               Code: The Internal Revenue Code of 1986.

               Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the Mortgage Loans; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

               Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: RAMPI, Series 2001-RM1.

               Corresponding  Certificate:  With  respect to (i) REMIC I Regular
Interest LTA and (ii) REMIC I Regular Interest LTB, the (i) Class A Certificates and Class X Certificates; and (ii) Class M and Class B Certificates, respectively.

               Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Class M and Class B Certificates have been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

               Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

               Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

             Custodian: A custodian appointed pursuant to a Custodial Agreement.

               Cut-off Date: May 1, 2001.

               Cut-off Date Balance:  $131,080,380.

               Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of May 2001), whether or not received.

               Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

               Delinquent:  As used herein, a Mortgage Loan is considered to be:
"30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

               Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

               Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

               Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in
Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

               Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

               Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bank One, National Association, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Euroclear: Euroclear Bank, S.A./NA, as operator of The Euroclear System.

     Event of Default: As defined in Section 7.01.

     Excess Fraud Loss: With respect to the Mortgage Loans, any Fraud Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

     Excess Loss: Any Excess Bankruptcy Loss, Excess Fraud Loss, Excess Special Hazard Loss or Extraordinary Loss.

               Excess Bankruptcy Loss: With respect to the Mortgage Loans, any Bankruptcy Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Bankruptcy Amount.

               Excess Special Hazard Loss: With respect to the Mortgage Loans, any Special Hazard Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

               Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack;

          1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

          2.   by military, naval or air forces; or

          3.   by an agent of any such government,  power,  authority or forces;
               or

          4. any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

          5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

               Fannie Mae: Fannie Mae, a federally chartered and privately owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

               FHA: The Federal Housing Administration, or its successor.

               Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

               Final Scheduled Distribution Date: With respect to the Class X Certificates, August 25, 2009, and with respect to the Certificates (other than the Class X Certificates), December 25, 2029. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A, Class R, Class M or Class B Certificates on or before its Final Scheduled Distribution Date.

               Fitch:  Fitch, Inc., or its successor in interest.

               Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

               Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to
(1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

               The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A Certificates or Class M Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and
(ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

               Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

               Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

     HomeComings: HomeComings Financial Network, Inc., a wholly-owned subsidiary of Residential Funding.

               Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Class X Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

               Initial Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates as of the Closing Date and the denominator of which is the Cut-off Date Balance.

               Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Interest Accrual Period: With respect to any Distribution Date, the prior calendar month.

               Interim Certificates:  As defined in Section 2.02.

               Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

               Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

     Locked-Out   Subordinate   Certificate:   On  any  Distribution  Date,  any
Subordinate Certificate which has failed its Principal Payment Distribution Trigger.

               Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

               Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

     Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I and REMIC II, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest other than the Class X Certificates, December 25, 2029, which is the Distribution Date following the maturity of the latest maturing Mortgage Loan, and which is for the Class X Certificates, August 25, 2009.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

               MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

               Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

               MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

               Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

               Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

               Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule attached hereto as Exhibit F, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

               Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i)    the Mortgage Loan identifying number ("RFC LOAN #");

               (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

               (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

               (iv)   the Mortgage Rate as of the Cut-off Date ("ORIG RATE")

               (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

               (vi)   the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

               (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix)   the Loan-to-Value Ratio at origination ("LTV");

               (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

               (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

               Such schedules may consist of multiple reports that collectively set forth all of the information required.

               Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

               Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F hereto, as applicable.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

               Mortgagor: The obligor on a Mortgage Note.

               Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the Servicing Fee Rate.

               Net WAC Rate: With respect to any Distribution Date, a per annum rate (but not less than zero) equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period.

               Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-United States Person: Any Person other than a United States Person.

               Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

               Notice: As defined in Section 4.04.

               Notional  Amount:  With  respect  to the  Class  X  Certificates,
immediately   prior  to  any   Distribution   Date,   an  amount  equal  to  the
Uncertificated Notional Amount of REMIC II Regular Interest LTA-X.

               Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

               Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

               Optional Termination Date: The first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is 10% or less of the Cut-off Date Balance.

               Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

               Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               Pass-Through Rate:

        With respect to the Class A Certificates, (A) in the case of any Distribution Date up to and including the Weighted Average Roll Date, the lesser of (a) 6.18% per annum, and (b) the REMIC I Net WAC Rate, and (B) after the Weighted Average Roll Date, the REMIC I Net WAC Rate;

        With respect to the Class X Certificates, (i) in the case of any Distribution Date up to and including the Weighted Average Roll Date, the excess, if any, of (a) the REMIC I Net WAC Rate over (b) 6.18% per annum and
(ii) in the case of any Distribution Date after the Weighted Average Roll Date, 0.00% per annum;

        With respect to the Class R-II Certificate, Class M Certificates and Class B Certificates on any Distribution Date, the REMIC I Net WAC Rate.

        With respect to the Class R-I Certificate, on any Distribution Date, the Net WAC Rate.

     Paying Agent: The Chase Manhattan Bank or any successor Paying Agent appointed by the Trustee.

     Percentage Interest: With respect to any Class A Certificate or Class M Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class R Certificate shall be stated on the face thereof.

               Permitted Investments: One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

               Person: Any individual,  corporation,  limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               Placement Agent: Residential Funding Securities Corporation.

               Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

               Prepayment Assumption: With respect to the Class A, Class X, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Mortgage Loans in the first month of the life of the Mortgage Loans, and an additional approximate 1.2727% per annum in each month thereafter until the twelfth month, and then beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 18.0% per annum each month.

               Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

          (i) For any Distribution Date on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Principal Payment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Principal Payment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates  for  which  the  Principal   Payment   Distribution
               Triggers have not been satisfied, 0%; and

               (ii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

               Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

          Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

               Primary  Insurance  Policy:   Each  primary  policy  of  mortgage
guaranty insurance as indicated on Exhibit F with the exception of either code "23" or "96" under the column "MI CO CODE."

               Principal Payment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the
Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

               Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

               Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.

               Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

               Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

               Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

               Rating Agency: Standard & Poor's and Moody's. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

               Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification,
(a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

               Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Interest: Any one of the REMIC regular interests in the Trust Fund.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

               REMIC   Administrator:   Residential  Funding   Corporation.   If
Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

               REMIC  I:  The  segregated   pool  of  assets   subject   hereto,
constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

                      (i)    the Mortgage Loans and the related Mortgage Files;

                      (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in May 2001) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

                      (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any; and

                      (v)    all proceeds of clauses (i) through (iv) above.

               REMIC I Net WAC Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the related Pass-Through Rates on the REMIC I Regular Interests, weighted on the basis of the respective Uncertificated Principal Balances thereof immediately preceding such Distribution Date.

               REMIC I Regular Interests: REMIC I Regular Interest LTA and REMIC I Regular Interest LTB.

               REMIC I Regular Interest LTA: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC I Regular Interest LTB: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC  II:  The  segregated   pool  of  assets  subject   hereto,
constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

               REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

               REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

               REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

               REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

               REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Repurchase Event: As defined in the Assignment Agreement.

               Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

               Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

               Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

               Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

               Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Depositor, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date occurring on or prior to the 120th Distribution Date, 100%. With respect to any Distribution Date thereafter, as follows:

        (i) for any Distribution Date after the 120th Distribution Date but on or prior to the 132nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 132nd Distribution Date but on or prior to the 144th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 144th Distribution Date but on or prior to the 156th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 156th Distribution Date but on or prior to the 168th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

     (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

 Furthermore, (a) on any Distribution Date prior to the Distribution Date in June 2004, the Senior Accelerated Distribution Percentage for that Distribution Date will equal the Senior Percentage for that Distribution Date plus 50% of the Subordinate Percentage for that Distribution Date and (b) on any Distribution Date on or after the Distribution Date in June 2004, the Senior Accelerated
Distribution Percentage for that Distribution Date will equal the Senior Percentage for that Distribution Date if (x) the Subordinate Percentage is equal to or in excess of twice the initial Subordinate Percentage and (y)(i) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, does not exceed 50% and (ii) cumulative Realized Losses on the Mortgage Loans do not exceed (A) 5% of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates on any Distribution Date prior to the Distribution Date in June 2004 and (B)10% of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates on any Distribution Date on or after the Distribution Date in June 2004.

        Any  reduction  to  the  Senior  Accelerated   Distribution   Percentage
described above shall not occur as of any Distribution Date unless either

        (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the eleventh, twelfth, thirteenth, fourteenth or fifteenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

        (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the eleventh, twelfth, thirteenth, fourteenth or fifteenth year (or any year thereafter) after the Closing Date are less than

10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the Senior Certificates to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior  Certificates:  Any  one  of  the  Class  A,  Class  X  or  Class  R
Certificates.

               Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii), (xv) and (xvi).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

               Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

               Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

     Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

               Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

               Sixty-Plus Delinquency Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in foreclosure and REO Properties, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

               Special Hazard Amount: As of any Distribution Date, an amount equal to $5,311,064 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with
Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 39.60% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

               The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class X, Class R, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

               Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

     Startup Date: The day designated as such pursuant to Article X hereof.

               Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

               Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

     Subordinate Percentage: As of any Distribution Date, 100% minus the related Senior Percentage as of such Distribution Date.

               Subordinate  Principal  Distribution  Amount: With respect to any
Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) if Subordinate Certificate is a Locked-Out Subordinate Certificate, $0, and if such Class is not a Locked-Out Subordinate Certificate, such Class' pro rata share, based on the Certificate Principal Balance of each Subordinate Certificate, other than a Locked-Out Subordinate Certificate, immediately prior to such Distribution Date, of the the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(A) (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) if Subordinate Certificate is a Locked-Out Subordinate Certificate, $0, and if such Class is not a Locked-Out Subordinate Certificate, such Class' pro rata share, based on the Certificate Principal Balance of each Subordinate Certificate, other than a Locked-Out Subordinate Certificate, of the principal collections described in Section 4.02(a)(ii)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal

Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

               Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

               Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

               Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

               Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit F.

               Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

               Trust Fund: Collectively, the assets of REMIC I and REMIC II.

               Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first to REMIC I Regular Interest LTB and then to REMIC I Regular Interest LTA, in each case to the extent of one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC I Regular Interest.

               Uncertificated Notional Amount: With respect to REMIC II Regular Interest LTA-IO and any date of determination, the Uncertificated Principal Balance of REMIC I Regular Interest LTB for such Distribution Date.

     Uncertificated Pass-Through Rate: The Uncertificated REMIC I Pass-Through Rate.

               Uncertificated Principal Balance: The principal amount of REMIC I Regular Interest LTA or REMIC I Regular Interest LTB outstanding as of any date of determination. The Uncertificated Principal Balance of each REMIC I Regular Interest shall never be less than zero.

               Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Rate.

               Uncertificated Regular Interests:  The REMIC I Regular Interests.

               Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

               United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

               VA: The Veterans Administration, or its successor.

               Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates, Class M Certificates and Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class X Certificates; 0.50% and 0.50% of all of the Voting Rights shall be allocated among the Holders of the Class R-I and Class R-II Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

     Weighted Average Roll Date: The Distribution Date occurring in August 2009.

               Weighted Average Net Mortgage Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Mortgage Loans, weighted on the basis of the respective Stated Principal Balances thereof immediately preceding such Distribution Date.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01.        Conveyance of Mortgage Loans.

               (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of May 2001); and (ii) all proceeds of the foregoing.

               (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

                      (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Person stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

                      (iii) Unless the Mortgage Loan is registered on the MERS(R) System, the assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                      (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement;

               (c) The Depositor may, in lieu of delivering the documents set forth in Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master
Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

               On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(iv) and (v) which has been delivered to it by the Depositor.

               (d) In connection with any Mortgage Loan, if the Depositor cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

               The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment, Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

               If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

               In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

               (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

               The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

               Section 2.02.        Acceptance by Trustee.

               The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certificate") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

               If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.


               (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                      (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the

        Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                      (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

               Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

               (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (i) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;

                      (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

                      (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04. Representations and Warranties of Residential Funding.

               The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the

Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

               In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

               It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

               Section  2.05.  Execution  and  Authentication  of  Certificates;
                    Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Holders of the Certificates (other than the Class R Certificates) and the Holders of the Class R-I Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the Certificates (other than the Class R Certificates) and Holders of the Class R-I Certificates. The interests evidenced by the Class R-II Certificates, together with the Certificates (other than the Class R Certificates), constitute the entire beneficial ownership interest in REMIC II.

        (c) In exchange for the REMIC I Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class R Certificates) in authorized denominations evidencing (together with the Class R-II Certificates) the entire beneficial ownership interest in REMIC II.

               Section 2.06.        Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

     (a) to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

     (b) to enter into and perform its obligations under this Agreement;

     (c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

               (d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.06 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

               Section 3.01.        Master Servicer to Act as Servicer.

               (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of

Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any of REMIC I or REMIC II to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

               (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

               (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

               Section 3.02. Subservicing Agreements Between Master Servicer and
                    Subservicers;   Enforcement  of  Subservicers'  Obligations;
                    Special Servicing.

               (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

               (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

               Section 3.03.        Successor Subservicers.

     The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

               Section 3.04.        Liability of the Master Servicer.

               Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

               Section 3.05. No Contractual Relationship Between Subservicer and
                    Trustee or Certificateholders.

               Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

               Section  3.06.   Assumption  or   Termination   of   Subservicing
                    Agreements by Trustee.

               (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

               (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

               Section 3.07.  Collection  of  Certain  Mortgage  Loan  Payments;
                    Deposits to Custodial Account.

               (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

                      (i) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (ii) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (iii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (iv) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                      (v) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

               (vi) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

               (b) With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

               (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

               (d) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

               Section 3.08.        Subservicing Accounts; Servicing Accounts.

               (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

               (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

               (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

               (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

               Section 3.09.  Access to Certain  Documentation  and  Information
                    Regarding the Mortgage Loans.

               In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

               Section 3.10.   Permitted Withdrawals from the Custodial Account.

               (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                      (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

                      (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                      (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                      (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
        Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan;

                      (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

                      (ix) to  reimburse  itself for amounts  expended by it (a)
        pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause
        (ii) or (viii) above; and

                      (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to
        Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

               (b) Since,  in connection  with  withdrawals  pursuant to clauses
(ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

               (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any Advance or Subservicer Advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance or Subservicer Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

               Section 3.11.        Maintenance of Primary Insurance Coverage.

               (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

               (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

               Section 3.12.  Maintenance  of Fire  Insurance  and Omissions and
                    Fidelity Coverage.

               (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

               In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

               (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the

Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

               Section 3.13. Enforcement of Due-on-Sale Clauses;  Assumption and
                    Modification Agreements; Certain Assignments.

               (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

               (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I or REMIC II to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master
Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I or REMIC II would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I or REMIC II as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

               Section 3.14.        Realization Upon Defaulted Mortgage Loans.

               (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section
3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10.

               In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance
Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

               (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

               (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of
Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I or REMIC II as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I or REMIC II to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject REMIC I or REMIC II to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

               (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to the Master Servicer; fifth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and sixth, to Foreclosure Profits.

               Section 3.15.    Trustee to Cooperate; Release of Mortgage Files.

               (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage
File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the

Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

               (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

               (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

               Section 3.16.  Servicing  and  Other  Compensation;  Compensating
                    Interest.

               (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

               (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

               (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

               (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

               (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Compensating Interest shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls on the Mortgage Loans.

               Section 3.17.        Reports to the Trustee and the Depositor.

               Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

               Section 3.18.        Annual Statement as to Compliance.

               The Master Servicer will deliver to the Depositor and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

               Section 3.19. Annual  Independent Public  Accountants'  Servicing
                    Report.

               On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

               Section 3.20.  Right of the  Depositor  in  Respect of the Master
                    Servicer.

               The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01.        Certificate Account.

               (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

               (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

               Section 4.02.        Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share, which share shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder

(subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

                      (i) to the Senior  Certificates  on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
        Section 4.02(a) (the "Senior Interest Distribution Amount"); and

                      (ii) to the Senior Certificates, in the priorities and amounts set forth in Section 4.02(b) through Section 4.02(c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

          (A) the Senior Percentage for such Distribution Date times the sum of the following:

               (I) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan, whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (II) the  Stated   Principal   Balance  of  any   Mortgage   Loan
                    repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 of this Agreement during the preceding calendar month; and

               (III)the principal portion of all other  unscheduled  collections
                    (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section

               3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
               Section 3.14;

               (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections
               (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14;

               (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month;

               (D) any Excess Subordinate Principal Amount for such Distribution Date; and

               (E) any amounts described in subsection (ii), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

                      (iii) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (iv) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                      (v) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vi) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                      (vii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (viii) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                      (ix) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (x) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                      (xi) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                      (xiii) to the  Holders of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiv) to the Holders of the Class B-3 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date;

                      (xv) to the Senior Certificates, in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xvi) to the Class R-II Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

               (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                      (i) the Senior Principal Distribution Amount shall be distributed to the Class R-I, Class R-II and Class A Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

               (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) of this Agreement in respect of principal among the Senior Certificates will be disregarded and an amount equal to the Senior Principal Distribution Amount will be distributed to the Senior Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

               (d) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates.

               (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (f) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

               Section 4.03.        Statements to Certificateholders.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically to each Holder and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

                      (i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

                      (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Mortgage Loans pursuant to Section 4.04;

                      (v) the number of Mortgage Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

                      (vi) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                      (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (viii) the number, aggregate principal balance and book value of any REO Properties;

                      (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                      (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

                      (xi) the Special Hazard Amount and Fraud Loss Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the Pass-Through Rate on each Class of Certificates and the Weighted Average Net Mortgage Rate;

               (xiii) the number and aggregate principal balance of Mortgage Loans repurchased under Section 4.07;

               (xiv)  the  aggregate  amount  of any  recoveries  on  previously
          foreclosed  loans  from  Residential   Funding  due  to  a  breach  of
          representation or warranty;

                      (xv) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                      (xvi) the weighted  average Mortgage Rates of the Mortgage
        Loans  after  giving   effect  to  the  amounts   distributed   on  such
        Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

               (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               Section 4.04.  Distribution  of  Reports to the  Trustee  and the
                    Depositor; Advances by the Master Servicer.

               (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a),
(iii) the amount of Prepayment Interest Shortfalls, and (iv) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the

Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

               (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

               The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.

               In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master

Servicer  hereunder,  including  the  obligation  to deposit in the  Certificate
Account  an  amount  equal  to  the  Advance  for  the  immediately   succeeding
Distribution Date.

               The Trustee shall deposit all funds it receives  pursuant to this
Section 4.04 into the Certificate Account.

               Section 4.05.        Allocation of Realized Losses.

               (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers'
Certificate. All Realized Losses on the Mortgage Loans (other than Excess Losses) shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, among all the Senior Certificates on a pro rata basis, as described below. Any Excess Losses on the Mortgage Loans will be allocated among the Certificates on a pro rata basis, as described below.

               As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss.

               (b) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A, Class R, Class M or Class B Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the priority of payment provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

               (c) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date to the following REMIC I Regular Interests: to REMIC I Regular Interest LTB
until the Uncertificated Principal Balance has been reduced to zero and then to REMIC I Regular Interest LTA until the Uncertificated Principal Balance has been reduced to zero.

               Section  4.06.   Reports  of  Foreclosures   and  Abandonment  of
                    Mortgaged Property.

               The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

               Section 4.07.      Optional Purchase of Defaulted Mortgage Loans.

               As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

               Section 4.08. Distributions on the Uncertificated REMIC I Regular
                    Interests.


               (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated REMIC I Accrued Interest thereon remaining unpaid from any previous Distribution Date in the same manner as it is distributed to the Corresponding Certificate.

               (b) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular
Interests, as principal on the Uncertificated REMIC I Regular Interests, an amount equal to the sum of the amounts distributed as principal on the Certificates (other than the Class R Certificates) under Sections 4.02(a)(ii),
(iv), (vi), (viii), (x), (xii), (xiv) and (xv), in the same manner as such amounts are distributed to the Corresponding Certificates.

               (c)  In  determining   from  time  to  time  the  amounts  to  be
distributed to the Uncertificated REMIC I Regular Interests, Realized Losses allocated under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interests for the related Distribution Date in the same manner as allocated to the Corresponding Certificates.
 .
               (d) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES

               Section 5.01.        The Certificates.

               (a) The Class A Certificates, Class X Certificates, Class M Certificates, Class B Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A, Class X and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to
Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

               The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               (b) The Class A, Class X and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A, Class X or Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of

Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               If (i)(A) the  Depositor  advises the Trustee in writing that the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               Unless the Trustee determines otherwise in accordance with applicable law and the rules and procedures of, or applicable to, the Depository, transfers of a beneficial interest in the Class B Certificates to a "qualified institutional buyer" as defined under Rule 144A may only be effectuated by means of an "SRO Rule 144A System" approved for such purpose by the Securities and Exchange Commission.

               (c) Each of the Certificates is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

               Section  5.02.   Registration   of  Transfer   and   Exchange  of
                    Certificates.

               (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

               (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

               (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

               (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class B Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of
Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

               (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit P (with respect to a Class B Certificate), or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of a Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34,
          62 Fed.  Reg.  39021 (July 21,  1997),  and PTE 2000-58,  65 Fed. Reg.
          67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

                      (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                             (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this
               Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f)  (i)  Each  Person  who  has or who  acquires  any  Ownership
Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                             (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                             (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted

                             Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                             (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                             (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                             (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass- through interest holder."

                      (i) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                             (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States

                             Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations
                             Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                             (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (ii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the

        Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (iii) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                             (A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A, Class X, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                             (B) A certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) any of REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

               (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

               If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 5.04.        Persons Deemed Owners.


               Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

               Section 5.05.        Appointment of Paying Agent.

               The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders.

               The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

               Section 6.01.  Respective  Liabilities  of the  Depositor and the
                    Master Servicer.

               The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

               Section 6.02.  Merger or  Consolidation  of the  Depositor or the
                    Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

               (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A, Class X, Class R, Class M or Class B Certificates will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

               (c)  Notwithstanding  anything  else in  this  Section  6.02  and
Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

               Section 6.03.  Limitation  on  Liability  of the  Depositor,  the
                    Master Servicer and Others.


               Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

               Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

               Section 6.04.   Depositor and Master Servicer Not to Resign.

               Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                   ARTICLE VII

DEFAULT

               Section 7.01.        Events of Default.

               Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                      (i) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

                      (ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                      (iii) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                      (iv) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (v) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

               If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

               Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide.

               Section  7.02.  Trustee  or  Depositor  to  Act;  Appointment  of
                    Successor.

               (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

               (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

               Section 7.03.        Notification to Certificateholders.

               (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

               (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

               Section 7.04.        Waiver of Events of Default.

               The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

               Section 8.01.        Duties of Trustee.

               (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

               The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I and REMIC II as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 3.22(d) herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

               (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

                      (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

               Section 8.02.        Certain Matters Affecting the Trustee.

               (a)    Except as otherwise provided in Section 8.01:

                      (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                      (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

                      (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

               (b) Following the issuance of the Certificates (and except as provided for in Section 3.22(d)), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

               Section 8.03.  Trustee  Not Liable for  Certificates  or Mortgage
                    Loans.

               The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

               Section 8.04.        Trustee May Own Certificates.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                    Indemnification.

               (a) The Master Servicer covenants and agrees to pay to the Trustee and any co- trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                      (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

               Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

               Section 8.06.        Eligibility Requirements for Trustee.

               The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

               Section 8.07.        Resignation and Removal of the Trustee.

               (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

               (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

               (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

               Section 8.08.        Successor Trustee.

               (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

               (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

               (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

               Section 8.09.        Merger or Consolidation of Trustee.

               Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

               Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

               (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

               (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

               (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 8.11.        Appointment of Custodians.

               The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

               Section 8.12.        Appointment of Office or Agency.

               The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 450 West 33rd Street, 14th Floor, New York, New York 10001 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

               Section 9.01.  Optional  Purchase  by the Master  Servicer of All
                    Certificates;   Termination  Upon  Purchase  by  the  Master
                    Servicer or Liquidation of All Mortgage Loans.

               (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I or REMIC II as a REMIC.

               The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased.

In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

               In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance or Notional Amount of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

               (b) The Master  Servicer  shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

                      (ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

                      (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the

Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection (c) below.

               (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount equal to the outstanding Certificate Principal Balance of the Class A, Class X, Class R, Class M and Class B Certificates, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

               (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

               (e) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the

Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.


               Section 9.02.        Additional Termination Requirements.

               (a) Each of REMIC I and REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I and REMIC II, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I and REMIC II, under Section 860F of the Code and the regulations thereunder;

                      (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                      (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
        Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

               (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

               Section 10.01.       REMIC Administration.

               (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in the REMIC I. The Class A, Class X, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

               (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

               (c) The REMIC  Administrator  shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

               (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

               (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in
Section 860F(a)(2) of the Code (except as provided in Section 3.22(d)) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in
Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I or REMIC II will receive a fee or other compensation for services nor permit any of REMIC I or REMIC II to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is December 25, 2029.

               (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

               (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund,
(iii) the  termination  of any REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I or REMIC II as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               Section 10.02.  Master Servicer,  REMIC Administrator and Trustee
                    Indemnification.

               (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

               (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC

Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

               (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

               Section 11.01.       Amendment.

               (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee:

                      (i)    to cure any ambiguity,

                      (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I or REMIC II as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                      (v) to  modify,  eliminate  or add  to the  provisions  of
        Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                      (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
        Section 11.09(d).

               (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                      (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                      (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

               (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

               (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

               (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in REMIC I or REMIC II. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations
Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

               Section 11.02.       Recordation of Agreement; Counterparts.

               (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 11.03.       Limitation on Rights of Certificateholders.

               (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

               (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 11.04.       Governing Law.

               This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 11.05.       Notices.

               All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor; (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Residential Asset Mortgage Products Inc. Series 2001-RM1 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; and (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Section 11.06.       Notices to Rating Agencies.

               The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (i), (ii), (iii), (iv), (vii), (viii),
(ix) or (x) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (x) and (vi) below:

                      (i)    a material change or amendment to this Agreement,

                      (ii)   the occurrence of an Event of Default,

     (iii) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

                      (iv) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

          (v) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

          (vi) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

          (vii) a change in the location of the Custodial Account or the Certificate Account,

          (viii) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

          (ix) the occurrence of the Final Distribution Date, and

          (x) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (iv), (vii) or (viii) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

               Section 11.07.       Severability of Provisions.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

             Section 11.08.       Supplemental Provisions for Resecuritization.

               (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

               Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I or REMIC II as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in
Section 860G(d) of the Code.

               IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                                                RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

[Seal]                                          By:
                                                   -----------------------------
                                                Name:     Julie Steinhagen
                                                Title: Vice President

Attest:
                                         -------------------------------
Name:                                    Lisa Lundsten
Title:  Vice President

                                                RESIDENTIAL FUNDING CORPORATION

[Seal]                                          By:
                                                   -----------------------------
                                                Name:     Lisa Lundsten
                                                Title: Managing Director

Attest:
       ---------------------------------------
Name:                                    Julie Steinhagen
Title:  Director

                                                THE CHASE MANHATTAN BANK,
                                                   as Trustee

[Seal]                                          By:
                                                   -----------------------------
                                                Name:     Mark McDermott
                                                Title: Assistant Vice President
Attest:
                                         ---------------------------------------
Name:
Title:







STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF HENNEPIN                       )

        On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                ---------------------------
                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF HENNEPIN                       )


        On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Lisa Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                ------------------------
                                                Notary Public

[Notarial Seal]

STATE OF NEW YORK                        )
                                         ) ss.:
COUNTY OF NEW YORK                       )


        On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be a Assistant Vice President of The Chase Manhattan Bank, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                ------------------------
                                                       Notary Public

[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Class A-[__] Senior                 Certificate No. 1

                                    [__%] Pass-Through Rate
Date of Pooling and Servicing
Agreement and Cut-off Date:         Percentage Interest: 100%
May 1, 2001

First Distribution Date:            Aggregate Initial [Certificate Principal
June 25, 2001                      Balance][Notional Amount] of the Class A-[__]
                                    Certificates:  $__________
Master Servicer:
Residential Funding Corporation     Initial [Certificate Principal Balance]
                                        [Notional
                                    Amount] of this Class A-[__] Certificate:
Final Scheduled Distribution Date:  $__________
----------------

Maturity Date:                      CUSIP ____________
December 25, 2029

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RM1
               evidencing a percentage interest in the distributions allocable to the Class A-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A-[__] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance][Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance][Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Policy, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage

Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                               THE CHASE MANHATTAN BANK,
                                                    as Trustee


                                               By:
                                                    ----------------------------
                                                    Authorized Signatory

Dated: May 30, 2001

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.


                                               THE CHASE MANHATTAN BANK,
                                                    as Certificate Registrar


                                               By:
                                                    ----------------------------
                                                    Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      -----------------------        -------------------------------------------
                                      Signature by or on behalf of assignor


                                      Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of ___________________________________ account number______________________________
or if mailed by check to ________________________.

     Applicable statements should be mailed to _______________________.

     This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                   EXHIBIT B-1

                        FORM OF CLASS M-[__] CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        [ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"),
(B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), AND PTE 2000-58, 65
FED. REG. 67765 (NOVEMBER 13, 2000) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").]



                                      B-1-1

        [IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.]

        [ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING. ]





                                      B-1-2

Certificate No. 1                ____% Pass-Through Rate
Class M-[__] Mezzanine           Aggregate Certificate Principal Balance of the
                                 Class M-[__] Certificates:
                                 $----------
Date of Pooling and Servicing    Initial Certificate Principal Balance of this
Agreement and Cut-off Date:      Certificate:
May 1, 2001                      $__________
First Distribution Date:         CUSIP _________
June 25, 2001
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:
December 25, 2029
Maturity Date:
December 25, 2029



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RM1
               evidencing a percentage interest in the distributions allocable to the Class M-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family hybrid adjustable rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).


                                      B-1-3

The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-1 Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(f) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(f) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").


                                      B-1-4

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither


                                      B-1-5
the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-1-6

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May 30, 2001                 THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               ---------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M-[__] Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                            Authorized Signatory


                                      B-1-7

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
                      ----------------------------------------------------------
                             Signature by or on behalf of assignor




                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of ___________________________________ account number______________________________
or if mailed by check to ________________________.

     Applicable statements should be mailed to _______________________.

     This information is provided by ______________________, the assignee named above, or _______________________, as its agent.


                                      B-1-8

                                   EXHIBIT B-2

                        FORM OF CLASS B-[__] CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON- EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A


                                      B-1-9

DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.




                                     B-1-10

Certificate No. 1                 ____% Pass-Through Rate
Class B-[__] Subordinate          Aggregate Certificate Principal Balance of the
                                  Class B-[__] Certificates:
                                  $----------
Date of Pooling and Servicing     Initial Certificate Principal Balance of this
Agreement and Cut-off Date:       Certificate:
May 1, 2001                       $__________
First Distribution Date:          CUSIP _________
June 25, 2001
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:
December 25, 2029
Maturity Date:
December 25, 2029



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RM1
               evidencing a percentage interest in the distributions allocable to the Class B-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family hybrid adjustable rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).


                                     B-1-11

The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B[__] Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.No transfer of this Class B-[__] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

               No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless


                                     B-1-12
the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the
Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit O to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more


                                     B-1-13
new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     B-1-14

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May 30, 2001                 THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               ---------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B-[__] Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                            Authorized Signatory


                                     B-1-15

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
                      ----------------------------------------------------------
                             Signature by or on behalf of assignor




                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of ___________________________________ account number______________________________
or if mailed by check to ________________________.

     Applicable statements should be mailed to _______________________.

     This information is provided by ______________________, the assignee named above, or _______________________, as its agent.


                                     B-1-16

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THE CLASS [R-I] [R-II] [R-III] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CLASS [R-I] [R-II] [R-III] CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(F) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF


                                           B-2-A-1

THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


                                           B-2-A-2

Class [R-I] [R-II] [R-III]             Certificate No. 1
Date of Pooling and Servicing          Percentage Interest: 100%
Agreement and Cut-off Date:
February 1, 2001
First Distribution Date:               Initial Certificate Principal
March 25, 2001                         Balance of this Certificate:  $0.00
Master Servicer:                       CUSIP:____________
Residential Funding Corporation

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2001-RM1

        evidencing a percentage interest in any distributions allocable to the Class [R-I] [R- II] [R-III] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of one- to four-family hybrid adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding


                                           B-2-A-3
the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of paragraph fourteen of Exhibit H-1 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").



                                           B-2-A-4

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the


                                           B-2-A-5

Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                           B-2-A-6

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            THE CHASE MANHATTAN BANK,
                                   as Trustee


                                            By:
                                                   -----------------------------
                                                   Authorized Signatory

Dated: May 30, 2001


                          CERTIFICATE OF AUTHENTICATION

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                                   -----------------------------
                                                   Authorized Signatory

        This is one of the Class [R-I] [R-II] [R-III] Certificates referred to in the within-mentioned Agreement.

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated
      -----------------------       --------------------------------------------
                                    Signature by or on behalf of assignor

                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of ___________________________________ account number______________________________
or if mailed by check to ________________________.

     Applicable statements should be mailed to _______________________.

     This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                    EXHIBIT E

                           FORM OF CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of May 1, 2001, by and among THE CHASE MANHATTAN BANK, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                W I T N E S S E T H   T H A T :
                                - - - - - - - - - -   - - - -

               WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of May 1, 2001, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


        1.     Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

        2.     Custody of Mortgage Documents

               a. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               b. Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               c.   Review of Mortgage Files.

               i. On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

               ii. Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review in accordance with the provisions of Section 2.02 of the Pooling Agreement each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and (iii) the original principal balance. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the

Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               iii. Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Company or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

               d. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or the Insurance Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

               e. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

               Upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

               f. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


        3.     Concerning the Custodian

               a. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

               b. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     c. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               d. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               e. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

     f. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               g. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


        4.     Miscellaneous Provisions

               a. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               b. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.
               c.
               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               d. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               e. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                           THE CHASE MANHATTAN BANK,
                                                   as Trustee

450 West 33rd Street, 14th Floor
New York, New York 10001
                                                   By:
                                                      --------------------------
Attention:     Structured Finance,                 Name:
               Residential Asset Mortgage          Title:
               Products, Inc., Series 2001-RM1


Address:                                           RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

                                            By:
                                               --------------------------
                                            Name:    Julie Steinhagen
                                            Title:   Vice President

Address:                                    RESIDENTIAL FUNDING
                                            CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                           By:
                                              --------------------------
                                           Name:    Lisa Lundsten
                                           Title:   Managing Director


Address:                                   WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION
1015 Tenth Avenue S.E.
Minneapolis, Minnesota  55414

                                           By:
                                              --------------------------
                                           Name:    Leigh Taylor
                                           Title:   Assistant Vice President

STATE OF NEW YORK            )
                                    ) ss.:
COUNTY OF NEW YORK           )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a _________________ of The Chase Manhattan Bank, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                                 Notary Public


[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          Notary Public

[Notarial Seal]




STATE OF MINNESOTA                  )
                                    ) ss:
COUNTY OF HENNEPIN                  )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared, Lisa Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared __________________ known to me to be a Trust Officer of Wells Fargo Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                              Notary Public


[SEAL]

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION


                                                   May 30, 2001


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001

Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RM1

               Re: Custodial Agreement, dated as of May 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION



                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION



                          ________________ ____, 200__


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001


Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RM1

               Re: Custodial Agreement, dated as of May 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION



                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                            _____________ ___, 200__



The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001

Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RM1

               Re: Custodial Agreement, dated as of May 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                  EXHIBIT FOUR

                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,
Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

 Enclosed Documents:          [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other: ________________________

Name

Title

Date

                                    EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                          TO BE PROVIDED UPON REQUEST.

1

  RUN ON     : 05/24/01           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 13.43.39            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM1                                  CUTOFF : 05/01/01
  POOL       : 0004509
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  -----------------------------------------------------------------------

       4652399                  .3750              11.8750
       696,741.67               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652400                  .3750              11.3750
       971,948.95               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652401                  .3750              11.3750
       532,166.93               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652403                  .3750              12.0000
       293,851.49               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652404                  .3750              11.7500
       745,069.21               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652405                  .3750              11.7500
       541,050.86               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000
1



       4652406                  .3750              11.8750
       615,388.04               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652407                  .3750              11.7500
       346,720.95               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652409                  .3750              11.5000
       626,821.76               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652410                  .3750              11.7500
       293,831.34               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652411                  .3750              11.8750
       284,693.99               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652412                  .3750              11.7500
       784,283.55               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652413                  .3750              11.5000
       490,181.02               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652414                  .3750              11.7500
       845,555.57               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000
1



       4652415                  .3750              11.5000
       388,590.78               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652416                  .3750              11.3750
       718,376.76               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652417                  .3750              11.6250
       468,385.66               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652418                  .3750              12.0000
       394,089.67               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652419                  .3750              12.3750
       433,299.42               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652421                  .3750              12.3750
       365,724.84               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652422                  .3750              12.0000
       275,237.41               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652423                  .3750              11.5000
       309,832.61               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000
1



       4652424                  .3750              11.8750
        97,809.70               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652426                  .3750              12.5000
       306,683.81               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652427                  .3750              11.8750
       541,900.70               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652428                  .3750              12.1250
       311,380.09               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652429                  .3750              11.1250
       487,298.13               .0100              11.1150
             6.5000             .0000              11.1150
             6.1250             .0000               -.0100
             6.1150             .0000               -.0100
             6.1150             .0000

       4652430                  .3750              11.8750
       282,605.05               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652431                  .3750              12.0000
       145,376.64               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652432                  .3750              11.7500
       314,869.14               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000
1



       4652434                  .3750              12.0000
       322,140.04               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652436                  .3750              12.0000
       281,592.13               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652437                  .3750              12.5000
       252,698.86               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652438                  .3750              11.8750
       424,450.11               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652439                  .3750              11.8750
       921,668.83               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652440                  .3750              12.3750
       145,783.82               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652442                  .3750              12.6250
       315,422.48               .0100              12.6150
             8.0000             .0000              12.6150
             7.6250             .0000               -.0100
             7.6150             .0000               -.0100
             7.6150             .0000

       4652443                  .3750              12.1250
       424,463.82               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000
1



       4652444                  .3750              12.1250
       283,990.38               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652445                  .3750              12.1250
       350,096.43               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652446                  .3750              12.0000
       271,307.90               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652447                  .3750              11.5000
       379,373.10               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652448                  .3750              12.3750
        51,367.34               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652449                  .3750              12.1250
       307,083.44               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652450                  .3750              12.1250
       432,150.65               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652451                  .3750              12.3750
       147,747.53               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000
1



       4652453                  .3750              12.2500
       295,138.52               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652454                  .3750              12.2500
       630,154.59               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652455                  .3750              11.6250
       560,119.17               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652457                  .3750              11.3750
       490,914.22               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652458                  .3750              12.1250
       287,642.50               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652459                  .3750              12.2500
       307,200.29               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652460                  .3750              12.1250
       383,801.04               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652461                  .3750              12.2500
       456,994.32               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000
1



       4652462                  .3750              12.5000
       276,313.28               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652463                  .3750              12.1250
       284,926.86               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652464                  .3750              12.3750
       472,792.11               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652465                  .3750              12.3750
       226,168.83               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652466                  .3750              12.5000
       272,169.85               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652467                  .3750              12.3750
       457,520.99               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652468                  .3750              12.5000
       286,200.08               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652469                  .3750              12.6250
       359,070.36               .0100              12.6150
             8.0000             .0000              12.6150
             7.6250             .0000               -.0100
             7.6150             .0000               -.0100
             7.6150             .0000
1



       4652470                  .3750              12.6250
       323,308.10               .0100              12.6150
             8.0000             .0000              12.6150
             7.6250             .0000               -.0100
             7.6150             .0000               -.0100
             7.6150             .0000

       4652472                  .3750              12.5000
       283,085.86               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652474                  .3750              12.6250
       457,715.91               .0100              12.6150
             8.0000             .0000              12.6150
             7.6250             .0000               -.0100
             7.6150             .0000               -.0100
             7.6150             .0000

       4652475                  .3750              12.1250
       267,419.57               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652476                  .3750              11.7500
       294,379.52               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652478                  .3750              11.5000
       381,300.53               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652479                  .3750              12.0000
       277,368.70               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652480                  .3750              12.0000
       334,219.68               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000
1



       4652481                  .3750              12.0000
       531,284.02               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652484                  .3750              11.8750
       304,875.41               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652486                  .3750              12.1250
       274,776.37               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652488                  .3750              12.3750
       459,226.13               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652489                  .3750              12.3750
       300,314.31               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652490                  .3750              12.3750
       307,674.30               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652491                  .3750              12.3750
       277,974.38               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652494                  .3750              12.0000
       315,001.55               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000
1



       4652495                  .3750              12.1250
       360,017.62               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652497                  .3750              12.2500
        90,482.71               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652499                  .3750              12.0000
       346,015.70               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652500                  .3750              11.8750
       580,933.39               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652501                  .3750              12.2500
       551,842.54               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652502                  .3750              12.6250
       325,780.34               .0100              12.6150
             8.0000             .0000              12.6150
             7.6250             .0000               -.0100
             7.6150             .0000               -.0100
             7.6150             .0000

       4652503                  .3750              11.2500
       979,422.20               .0100              11.2400
             6.6250             .0000              11.2400
             6.2500             .0000               -.0100
             6.2400             .0000               -.0100
             6.2400             .0000

       4652504                  .3750              11.8750
       590,606.36               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000
1



       4652506                  .3750              12.0000
       526,364.85               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652507                  .3750              12.0000
       343,639.49               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652508                  .3750              11.8750
       572,332.68               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652509                  .3750              11.8750
       854,341.09               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652510                  .3750              11.6250
       645,388.67               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652511                  .3750              11.8750
       522,492.04               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652512                  .3750              12.5000
       309,891.41               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652513                  .3750              11.3750
       489,948.31               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000
1



       4652514                  .3750              12.1250
       460,419.14               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652516                  .3750              11.7500
       637,230.45               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652517                  .3750              11.6250
       585,425.70               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652518                  .3750              11.8750
       293,585.96               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652519                  .3750              11.6250
       572,685.41               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652521                  .3750              12.0000
       272,970.49               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652522                  .3750              11.8750
       371,494.84               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652523                  .3750              11.5000
       282,576.71               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000
1



       4652524                  .3750              12.0000
       301,483.92               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652525                  .3750              11.8750
       519,968.59               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652526                  .3750              11.7500
       705,855.34               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652527                  .3750              11.7500
       576,448.58               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652528                  .3750              11.7500
       979,438.06               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652529                  .3750              12.0000
       328,737.40               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652530                  .3750              11.6250
       308,571.86               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652531                  .3750              11.6250
       783,909.17               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000
1



       4652532                  .3750              11.2500
       449,776.26               .0100              11.2400
             6.6250             .0000              11.2400
             6.2500             .0000               -.0100
             6.2400             .0000               -.0100
             6.2400             .0000

       4652533                  .3750              11.8750
       959,308.94               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652534                  .3750              11.6250
       978,949.55               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652535                  .3750              11.8750
       294,243.99               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652537                  .3750              11.7500
       490,177.34               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652538                  .3750              11.6250
       587,932.01               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652539                  .3750              11.5000
       979,409.14               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652540                  .3750              11.8750
       282,726.00               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000
1



       4652542                  .3750              11.8750
       388,754.74               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652543                  .3750              12.1250
       294,766.71               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652544                  .3750              11.7500
       321,556.20               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652545                  .3750              11.8750
       302,637.55               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652546                  .3750              12.0000
       486,153.78               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652547                  .3750              12.0000
       511,159.67               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652548                  .3750              12.1250
       295,272.66               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652549                  .3750              11.8750
       940,865.08               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000
1



       4652550                  .3750              12.1250
       327,946.61               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652551                  .3750              12.3750
       315,703.60               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652552                  .3750              11.3750
       401,235.97               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652553                  .3750              11.6250
       979,240.55               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652555                  .3750              11.7500
       463,157.31               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652556                  .3750              11.5000
       460,322.23               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652557                  .3750              11.8750
       605,878.76               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652559                  .3750              11.8750
       332,090.57               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000
1



       4652560                  .3750              12.2500
       274,867.35               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652561                  .3750              11.7500
       247,278.90               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652562                  .3750              11.6250
       368,395.17               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652563                  .3750              12.0000
       535,734.68               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652564                  .3750              11.8750
       308,844.01               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652565                  .3750              11.8750
       334,939.08               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652566                  .3750              11.5000
       279,377.65               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652567                  .3750              11.3750
       936,781.07               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000
1



       4652568                  .3750              11.8750
       467,712.49               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652569                  .3750              11.7500
       982,170.88               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652570                  .3750              11.7500
       367,356.92               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652571                  .3750              12.0000
       754,278.77               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652572                  .3750              12.1250
       418,765.11               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652573                  .3750              12.3750
        73,567.46               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652575                  .3750              11.7500
       194,865.12               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652576                  .3750              11.8750
       314,145.40               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000
1



       4652577                  .3750              11.8750
       614,118.13               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652578                  .3750              12.0000
       219,212.26               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652579                  .3750              12.0000
       277,771.74               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652580                  .3750              12.1250
       290,836.52               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652581                  .3750              12.0000
       388,110.97               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652582                  .3750              12.0000
       589,799.62               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652583                  .3750              11.5000
       297,049.72               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652584                  .3750              12.2500
       483,806.32               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000
1



       4652586                  .3750              12.0000
       276,468.66               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652587                  .3750              12.1250
       715,300.33               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652588                  .3750              12.0000
       294,899.72               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652590                  .3750              12.1250
       352,057.59               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652591                  .3750              12.2500
       325,606.44               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652592                  .3750              11.8750
       294,647.38               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652593                  .3750              12.0000
       390,074.54               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652594                  .3750              12.2500
       370,677.36               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000
1



       4652595                  .3750              12.0000
       381,295.57               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652596                  .3750              12.2500
       413,145.45               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652597                  .3750              12.2500
       546,530.47               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652598                  .3750              12.2500
       385,142.42               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652599                  .3750              11.8750
       660,300.14               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652600                  .3750              12.1250
       287,554.18               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652601                  .3750              12.2500
       362,338.92               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652602                  .3750              12.2500
       584,075.07               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000
1



       4652604                  .3750              11.8750
       339,919.06               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652605                  .3750              12.3750
        70,369.05               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652606                  .3750              12.1250
       387,544.54               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652607                  .3750              12.2500
       407,440.21               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652608                  .3750              12.0000
       436,067.41               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652609                  .3750              12.5000
       409,902.78               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652610                  .3750              12.5000
       537,930.91               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652611                  .3750              12.1250
       311,738.19               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000
1



       4652614                  .3750              11.7500
       275,418.51               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652615                  .3750              12.0000
       440,383.82               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652616                  .3750              12.0000
       373,866.50               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652618                  .3750              11.8750
       289,372.55               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652619                  .3750              12.1250
       361,891.68               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652620                  .3750              12.1250
       272,992.18               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652622                  .3750              12.2500
       381,811.33               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652624                  .3750              12.2500
       294,586.79               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000
1



       4652625                  .3750              12.1250
       393,360.42               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652626                  .3750              12.5000
       274,147.46               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652627                  .3750              12.2500
       421,415.82               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652628                  .3750              12.2500
       346,585.11               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652630                  .3750              12.1250
       688,380.90               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652631                  .3750              11.8750
       492,172.02               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652632                  .3750              12.1250
       344,484.67               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652633                  .3750              11.8750
       341,330.62               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000
1



       4652634                  .3750              11.8750
       491,294.70               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652635                  .3750              11.6250
       696,463.87               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652636                  .3750              12.1250
       379,975.07               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652637                  .3750              12.0000
       707,949.91               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652638                  .3750              12.0000
       298,565.34               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652641                  .3750              12.1250
       348,234.12               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652642                  .3750              12.3750
       107,796.49               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652643                  .3750              11.8750
       531,073.46               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000
1



       4652645                  .3750              11.8750
       511,220.53               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652646                  .3750              12.0000
       319,754.42               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652647                  .3750              12.0000
       559,324.08               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652648                  .3750              11.3750
       307,986.31               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652649                  .3750              12.2500
       173,608.94               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652650                  .3750              11.8750
        98,323.56               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652651                  .3750              12.1250
       444,877.31               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652653                  .3750              11.3750
       492,188.12               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000
1



       4652654                  .3750              12.1250
       444,877.31               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652655                  .3750              11.7500
       983,965.95               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652656                  .3750              12.0000
       269,363.24               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652657                  .3750              12.1250
       330,707.32               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652659                  .3750              12.3750
       772,227.22               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652660                  .3750              12.2500
       298,630.38               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652661                  .3750              12.1250
       350,390.19               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652663                  .3750              12.1250
       984,241.77               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000
1



       4652665                  .3750              12.1250
       313,342.25               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652666                  .3750              12.5000
       297,993.19               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652667                  .3750              12.3750
       285,645.18               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652668                  .3750              12.2500
       320,167.17               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652670                  .3750              12.3750
       272,814.96               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652671                  .3750              12.5000
       499,224.62               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652674                  .3750              12.5000
       561,251.44               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652675                  .3750              12.1250
       316,010.34               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000
1



       4652676                  .3750              12.1250
       392,476.55               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652677                  .3750              12.0000
       344,350.86               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652679                  .3750              12.5000
       605,104.36               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652680                  .3750              12.5000
       290,850.98               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652681                  .3750              12.3750
       608,029.89               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652682                  .3750              12.5000
       507,560.07               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652683                  .3750              12.6250
       242,562.93               .0100              12.6150
             8.0000             .0000              12.6150
             7.6250             .0000               -.0100
             7.6150             .0000               -.0100
             7.6150             .0000

       4652684                  .3750              12.3750
       721,484.64               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000
1



       4652685                  .3750              12.5000
       325,675.86               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652687                  .3750              12.2500
       525,038.53               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652688                  .3750              12.5000
       220,283.44               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652689                  .3750              12.3750
       410,147.93               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652690                  .3750              12.2500
       286,000.99               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652691                  .3750              12.5000
       490,103.00               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652692                  .3750              12.2500
       986,243.23               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652693                  .3750              12.3750
       295,495.02               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000
1



       4652695                  .3750              12.3750
       189,520.94               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652696                  .3750              12.5000
       194,562.01               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652697                  .3750              12.3750
       303,127.71               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652698                  .3750              12.1250
       443,658.26               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652699                  .3750              12.0000
       443,883.74               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652701                  .3750              12.5000
       315,806.99               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652703                  .3750              12.3750
       985,781.30               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652704                  .3750              12.5000
       409,722.28               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000
1



       4652705                  .3750              12.5000
       852,009.89               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652706                  .3750              12.6250
       390,936.33               .0100              12.6150
             8.0000             .0000              12.6150
             7.6250             .0000               -.0100
             7.6150             .0000               -.0100
             7.6150             .0000

       4652707                  .3750              12.3750
       485,496.57               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652708                  .3750              12.2500
       546,379.17               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652709                  .3750              12.6250
       390,936.33               .0100              12.6150
             8.0000             .0000              12.6150
             7.6250             .0000               -.0100
             7.6150             .0000               -.0100
             7.6150             .0000

       4652710                  .3750              12.5000
       348,152.21               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652711                  .3750              12.5000
       435,083.53               .0100              12.4900
             7.8750             .0000              12.4900
             7.5000             .0000               -.0100
             7.4900             .0000               -.0100
             7.4900             .0000

       4652712                  .3750              11.3750
       293,198.88               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000
1



       4652713                  .3750              12.0000
       401,958.67               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652714                  .3750              11.6250
       283,393.39               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652715                  .3750              11.3750
       391,958.65               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652716                  .3750              11.7500
       431,217.01               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652717                  .3750              12.1250
       424,463.83               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652719                  .3750              12.2500
       368,923.06               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652721                  .3750              12.2500
       397,464.62               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652722                  .3750              11.3750
       423,315.41               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000
1



       4652723                  .3750              12.0000
       322,423.89               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652724                  .3750              11.6250
       589,046.66               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652725                  .3750              11.7500
       371,851.77               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652726                  .3750              12.2500
       386,933.10               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652727                  .3750              11.1250
       376,154.89               .0100              11.1150
             6.5000             .0000              11.1150
             6.1250             .0000               -.0100
             6.1150             .0000               -.0100
             6.1150             .0000

       4652728                  .3750              11.3750
       289,551.44               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652729                  .3750              11.2500
       328,562.38               .0100              11.2400
             6.6250             .0000              11.2400
             6.2500             .0000               -.0100
             6.2400             .0000               -.0100
             6.2400             .0000

       4652730                  .3750              11.3750
       441,389.38               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000
1



       4652731                  .3750              11.3750
       274,642.36               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652732                  .3750              11.2500
       292,501.78               .0100              11.2400
             6.6250             .0000              11.2400
             6.2500             .0000               -.0100
             6.2400             .0000               -.0100
             6.2400             .0000

       4652733                  .3750              12.1250
       283,461.62               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652736                  .3750              11.8750
       585,623.24               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652737                  .3750              11.7500
       611,835.69               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652738                  .3750              12.1250
       344,091.02               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652739                  .3750              11.8750
       294,776.77               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652740                  .3750              12.0000
       273,928.67               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000
1



       4652741                  .3750              11.8750
       306,447.03               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652742                  .3750              12.0000
       590,315.60               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652743                  .3750              11.7500
       305,029.42               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652744                  .3750              11.6250
       438,215.96               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652746                  .3750              12.0000
       860,021.32               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652748                  .3750              12.1250
       393,360.44               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652749                  .3750              12.1250
       286,885.86               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652750                  .3750              11.8750
       366,112.76               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000
1



       4652751                  .3750              12.2500
       822,452.56               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652753                  .3750              11.8750
       393,387.61               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652755                  .3750              11.8750
       394,203.41               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652756                  .3750              11.7500
       245,128.72               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652757                  .3750              11.3750
       525,769.18               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652758                  .3750              12.1250
       476,373.04               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652759                  .3750              12.1250
       416,962.07               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652760                  .3750              12.3750
       984,650.71               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000
1



       4652762                  .3750              11.2500
       401,217.97               .0100              11.2400
             6.6250             .0000              11.2400
             6.2500             .0000               -.0100
             6.2400             .0000               -.0100
             6.2400             .0000

       4652763                  .3750              11.6250
       304,825.74               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652765                  .3750              11.3750
       252,505.31               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652766                  .3750              11.6250
       344,063.10               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

       4652767                  .3750              11.8750
       302,908.58               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652768                  .3750              11.3750
       273,930.09               .0100              11.3650
             6.7500             .0000              11.3650
             6.3750             .0000               -.0100
             6.3650             .0000               -.0100
             6.3650             .0000

       4652769                  .3750              12.0000
       639,508.61               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652771                  .3750              12.2500
       298,651.58               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000
1



       4652772                  .3750              11.5000
       372,469.59               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652773                  .3750              11.8750
       599,330.15               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652774                  .3750              11.5000
       383,298.01               .0100              11.4900
             6.8750             .0000              11.4900
             6.5000             .0000               -.0100
             6.4900             .0000               -.0100
             6.4900             .0000

       4652775                  .3750              12.3750
       292,539.92               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000

       4652776                  .3750              12.1250
       394,030.87               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652778                  .3750              12.1250
       332,463.56               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652779                  .3750              12.1250
       332,882.52               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652780                  .3750              12.3750
       347,273.97               .0100              12.3650
             7.7500             .0000              12.3650
             7.3750             .0000               -.0100
             7.3650             .0000               -.0100
             7.3650             .0000
1



       4652781                  .3750              11.8750
       318,654.25               .0100              11.8650
             7.2500             .0000              11.8650
             6.8750             .0000               -.0100
             6.8650             .0000               -.0100
             6.8650             .0000

       4652782                  .3750              12.2500
       269,457.83               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652783                  .3750              12.1250
       284,805.09               .0100              12.1150
             7.5000             .0000              12.1150
             7.1250             .0000               -.0100
             7.1150             .0000               -.0100
             7.1150             .0000

       4652786                  .3750              12.2500
        94,909.86               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652787                  .3750              12.0000
       312,226.65               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652788                  .3750              11.7500
       306,072.21               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000

       4652789                  .3750              12.2500
       493,122.00               .0100              12.2400
             7.6250             .0000              12.2400
             7.2500             .0000               -.0100
             7.2400             .0000               -.0100
             7.2400             .0000

       4652790                  .3750              11.7500
       738,641.75               .0100              11.7400
             7.1250             .0000              11.7400
             6.7500             .0000               -.0100
             6.7400             .0000               -.0100
             6.7400             .0000
1



       4652791                  .3750              12.0000
       331,162.25               .0100              11.9900
             7.3750             .0000              11.9900
             7.0000             .0000               -.0100
             6.9900             .0000               -.0100
             6.9900             .0000

       4652793                  .3750              11.6250
       284,758.41               .0100              11.6150
             7.0000             .0000              11.6150
             6.6250             .0000               -.0100
             6.6150             .0000               -.0100
             6.6150             .0000

  TOTAL NUMBER OF LOANS:      328
  TOTAL BALANCE........:        139,080,380.34


1

  RUN ON     : 05/24/01            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 13.43.39            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM1         ARM SUMMARY REPORT       CUTOFF : 05/01/01
  POOL       : 0004509
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                       7.3452            6.5000      8.0000
  RFC NET RATE                         6.9702            6.1250      7.6250
  NET MTG RATE(INVSTR RATE)            6.9602            6.1150      7.6150
  POST STRIP RATE                      6.9602            6.1150      7.6150
  SUB SERV FEE                          .3750             .3750       .3750
  MSTR SERV FEE                         .0100             .0100       .0100
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .0000             .0000       .0000
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)      11.9702           11.1250     12.6250
  MAX NET MTG RT(MAX INV RT)          11.9602           11.1150     12.6150
  MAX POST STRIP RATE                 11.9602           11.1150     12.6150
  INV RATE MARGIN                      -.0100            -.0100      -.0100
  POST STRIP MARGIN                    -.0100            -.0100      -.0100







  TOTAL NUMBER OF LOANS:   328
  TOTAL BALANCE........:   139,080,380.34


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 05/24/01           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 13.43.39        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RAMP 2001-RM1                                  CUTOFF : 05/01/01
  POOL       : 0004509
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  CURR NET                                        ORIGINAL P+I    # OF UNITS
  NOTE CEILING                                    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    4652399                           7.2500        715,000.00        100
    ROSENBAUM           ELI           7.2500        696,741.67         ZZ
                                      6.8750          4,877.56         1
                                     12.2500          4,877.56         60
    TEWKSBURY       NJ    08833      11.8750       11/17/98
    0092428429                         .0000       01/01/99            00
    0092428429                         .0000       12/01/28            0
    0                                 2.7500       12/01/08        12/01/08
    994/994                            .0000       01/01/09        01/01/09
      45                              2.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652400                           6.7500      1,000,000.00        100
    FEDER               PAUL          6.7500        971,948.95         ZZ
                                      6.3750          6,485.98         1
                                     11.7500          6,485.98         40
    BEVERLY HILLS   CA    90210      11.3750       10/17/98
    0093804759                         .0000       12/01/98            00
    0093804759                         .0000       11/01/28            0
    0                                 2.7500       11/01/08        11/01/08
1


    994/994                            .0000       12/01/08        12/01/08
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652401                           6.7500        561,800.00        100
    CRANDALL            JOHN          6.7500        532,166.93         ZZ
                                      6.3750          3,643.82         1
                                     11.7500          3,643.82         75
    LAGUNA NIGUEL   CA    92677      11.3750       11/11/98
    0093806102                         .0000       01/01/99            00
    0093806102                         .0000       12/01/28            0
    0                                 2.7500       12/01/08        12/01/08
    994/994                            .0000       01/01/09        01/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652403                           7.3750        300,000.00        100
    KARKOS              STEPHEN       7.3750        293,851.49         ZZ
                                      7.0000          2,072.03         1
                                     12.3750          2,072.03         75
    READING         MA    01867      12.0000       03/17/99
    0093885560                         .0000       05/01/99            00
    0093885560                         .0000       04/01/29            0
    0                                 2.7500       04/01/09        04/01/09
    994/994                            .0000       05/01/09        05/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652404                           7.1250        760,000.00        100
    KINDEL              MAUREEN       7.1250        745,069.21         ZZ
                                      6.7500          5,120.27         1
                                     12.1250          5,120.27         73
    LOS ANGELES     CA    90272      11.7500       04/30/99
1


    0093888894                         .0000       07/01/99            00
    0093888894                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652405                           7.1250        552,000.00        100
    VLIEBERGH           VINCENT       7.1250        541,050.86         ZZ
                                      6.7500          3,718.93         1
                                     12.1250          3,718.93         80
    DOVER           MA    02030      11.7500       05/13/99
    0093890406                         .0000       07/01/99            00
    0093890406                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652406                           7.2500        628,000.00        100
    MATHEWS             CHRISTOPH     7.2500        615,388.04         ZZ
                                      6.8750          4,284.07         1
                                     12.2500          4,284.07         80
    SOUTH PASADENA  CA    91030      11.8750       04/16/99
    0093890466                         .0000       06/01/99            00
    0093890466                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652407                           7.1250        354,000.00        100
    MONAHAN             DANIEL        7.1250        346,720.95         ZZ
1


                                      6.7500          2,384.97         1
                                     12.1250          2,384.97         52
    CAMBRIDGE       MA    02138      11.7500       05/03/99
    0093895336                         .0000       06/01/99            00
    0093895336                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.1250          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652409                           6.8750        640,000.00        100
    GIBBONS             JAMES         6.8750        626,821.76         ZZ
                                      6.5000          4,204.35         1
                                     11.8750          4,204.35         80
    LOS ANGELES     CA    90292      11.5000       05/10/99
    0093898407                         .0000       07/01/99            00
    0093898407                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652410                           7.1250        300,000.00        100
    WILLIAMSON          MART          7.1250        293,831.34         ZZ
                                      6.7500          2,021.16         1
                                     12.1250          2,021.16         49
    PASADENA        CA    91105      11.7500       04/17/99
    0093898571                         .0000       06/01/99            00
    0093898571                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652411                           7.2500        290,000.00        100
    HILL                BRIAN         7.2500        284,693.99         ZZ
                                      6.8750          1,978.32         1
                                     12.2500          1,978.32         75
    HINGHAM         MA    02043      11.8750       06/17/99
    0094201804                         .0000       08/01/99            00
    0094201804                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652412                           7.1250        800,000.00        100
    STERN               GREGORY       7.1250        784,283.55         ZZ
                                      6.7500          5,389.75         1
                                     12.1250          5,389.75         80
    MILL VALLEY     CA    94941      11.7500       04/30/99
    0094202196                         .0000       07/01/99            00
    0094202196                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652413                           6.8750        500,000.00        100
    WALCHIRK            GENE          6.8750        490,181.02         ZZ
                                      6.5000          3,284.64         1
                                     11.8750          3,284.64         68
    CHICAGO         IL    60614      11.5000       06/17/99
    0094202204                         .0000       08/01/99            00
    0094202204                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652414                           7.1250        862,500.00        100
    WIVIOTT             JAY           7.1250        845,555.57         ZZ
                                      6.7500          5,810.83         1
                                     12.1250          5,810.83         75
    LOS ANGELES     CA    90004      11.7500       05/14/99
    0094202214                         .0000       07/01/99            00
    0094202214                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652415                           6.8750        400,000.00        100
    MCCOMB              WILLIAM       6.8750        388,590.78         ZZ
                                      6.5000          2,627.72         1
                                     11.8750          2,627.72         70
    NEWTOWN         PA    18940      11.5000       05/17/99
    0094202309                         .0000       07/01/99            00
    0094202309                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652416                           6.7500        740,100.00        100
    THOMPSON            GREGORY       6.7500        718,376.76         ZZ
                                      6.3750          4,800.27         1
                                     11.7500          4,800.27         75
    IRVINGTON       NY    10533      11.3750       03/17/99
    0094202609                         .0000       05/01/99            00
    0094202609                         .0000       04/01/29            0
    0                                 2.7500       04/01/09        04/01/09
    994/994                            .0000       05/01/09        05/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652417                           7.0000        478,000.00        100
    GILLETTE            RAYMON        7.0000        468,385.66         ZZ
                                      6.6250          3,180.15         1
                                     12.0000          3,180.15         73
    LOS ANGELES     CA    90272      11.6250       05/17/99
    0094202631                         .0000       07/01/99            00
    0094202631                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652418                           7.3750        404,000.00        100
    DEUTSCHMAN          CLIF          7.3750        394,089.67         ZZ
                                      7.0000          2,790.33         1
                                     12.3750          2,790.33         80
    NARBETH         PA    19072      12.0000       05/17/99
    0094205870                         .0000       07/01/99            00
    0094205870                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.3750          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652419                           7.7500        440,000.00        100
    DOUGHERTY           FRANK         7.7500        433,299.42         T
                                      7.3750          3,152.21         1
                                     12.7500          3,152.21         80
    MARGATE CITY    NJ    08402      12.3750       08/17/99
    0400004202                         .0000       10/01/99            00
    0400004202                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
1


    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652421                           7.7500        371,000.00        100
    CHANCHANI           NILES         7.7500        365,724.84         ZZ
                                      7.3750          2,657.89         1
                                     12.7500          2,657.89         80
    PLAINSBORO      NJ    08536      12.3750       09/17/99
    0400008409                         .0000       11/01/99            00
    0400008409                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652422                           7.3750        290,000.00        100
    ALDRICH             JOHN          7.3750        275,237.41         ZZ
                                      7.0000          2,002.96         1
                                     12.3750          2,002.96         53
    CINCINNATI      OH    45244      12.0000       09/17/99
    0400008883                         .0000       11/01/99            00
    0400008883                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652423                           6.8750        317,600.00        100
    ORMSBY              LAWRENCE      6.8750        309,832.61         ZZ
                                      6.5000          2,086.41         1
                                     11.8750          2,086.41         80
    NEVADA CITY     CA    95959      11.5000       02/02/99
1


    0405005803                         .0000       03/01/99            00
    0405005803                         .0000       02/01/29            0
    0                                 2.7500       02/01/09        02/01/09
    994/994                            .0000       03/01/09        03/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652424                           7.2500        100,000.00        100
    PORZIO              BRADLEY       7.2500         97,809.70         ZZ
                                      6.8750            682.18         1
                                     12.2500            682.18         80
    BETHEL PARK     PA    15102      11.8750       02/08/99
    0405006714                         .0000       04/01/99            00
    0405006714                         .0000       03/01/29            0
    0                                 2.7500       03/01/09        03/01/09
    994/994                            .0000       04/01/09        04/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652426                           7.8750        311,000.00        100
    LLERENA             RAFAEL        7.8750        306,683.81         ZZ
                                      7.5000          2,254.97         1
                                     12.8750          2,254.97         80
    FREDON          NJ    07860      12.5000       09/17/99
    0409980035                         .0000       11/01/99            00
    0409980035                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652427                           7.2500        552,000.00        100
    WINIARSKI           STEPHEN       7.2500        541,900.70         ZZ
1


                                      6.8750          3,765.61         1
                                     12.2500          3,765.61         80
    WHITEHOUSE STA  NJ    08889      11.8750       06/15/99
    0409980085                         .0000       08/01/99            00
    0409980085                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652428                           7.5000        318,000.00        100
    FRENCHMAN           I             7.5000        311,380.09         T
                                      7.1250          2,223.50         1
                                     12.5000          2,223.50         68
    AVALON          NJ    08202      12.1250       07/18/99
    0410000946                         .0000       09/01/99            00
    0410000946                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652429                           6.5000        500,000.00        100
    JOHNSON             JAMES         6.5000        487,298.13         ZZ
                                      6.1250          3,160.34         1
                                     11.5000          3,160.34         71
    FRENCHTOWN      NJ    08558      11.1250       05/17/99
    0410001447                         .0000       07/01/99            00
    0410001447                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652430                           7.2500        400,000.00        100
    JOYCE               KENNETH       7.2500        282,605.05         T
                                      6.8750          2,728.71         1
                                     12.2500          2,728.71         80
    AVALON          NJ    08202      11.8750       08/17/99
    0410001750                         .0000       10/01/99            00
    0410001750                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4652431                           7.3750        288,000.00        100
    GALLAGHER           DIANE         7.3750        145,376.64         ZZ
                                      7.0000          1,989.14         1
                                     12.3750          1,989.14         80
    WEST CHESTER    PA    19382      12.0000       09/17/99
    0410002209                         .0000       11/01/99            00
    0410002209                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652432                           7.1250        320,000.00        100
    ROLLINS             JEFFRY        7.1250        314,869.14         ZZ
                                      6.7500          2,155.90         1
                                     12.1250          2,155.90         73
    MASON           OH    45040      11.7500       09/17/99
    0410002551                         .0000       11/01/99            00
    0410002551                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652434                           7.3750        328,000.00        100
    BOMBELLES           THOMA         7.3750        322,140.04         ZZ
                                      7.0000          2,265.41         1
                                     12.3750          2,265.41         80
    WASHINGTON      DC    20011      12.0000       06/17/99
    0410003095                         .0000       08/01/99            00
    0410003095                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652436                           7.3750        290,400.00        100
    KATZ                NORMAN        7.3750        281,592.13         T
                                      7.0000          2,005.72         1
                                     12.3750          2,005.71         80
    SEA ISLE CITY   NJ    08243      12.0000       07/08/99
    0410003292                         .0000       08/01/99            00
    0410003292                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4652437                           7.8750        351,200.00        100
    LAMPE               CURT          7.8750        252,698.86         T
                                      7.5000          2,546.44         1
                                     12.8750          2,546.44         80
    AVALON          NJ    08202      12.5000       09/17/99
    0410003414                         .0000       11/01/99            00
    0410003414                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652438                           7.2500        432,500.00        100
    GANNON              THOMAS        7.2500        424,450.11         ZZ
                                      6.8750          2,950.41         1
                                     12.2500          2,950.41         80
    BLUE BELL       PA    19422      11.8750       07/06/99
    0410003417                         .0000       08/01/99            00
    0410003417                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652439                           7.2500        938,000.00        100
    CARTER              MILES         7.2500        921,668.83         ZZ
                                      6.8750          6,398.81         1
                                     12.2500          6,398.81         70
    PALM BEACH GAR  FL    33410      11.8750       07/23/99
    0410003528                         .0000       09/01/99            00
    0410003528                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652440                           7.7500        350,000.00        100
    MOTTOLA             CHRISTO       7.7500        145,783.82         ZZ
                                      7.3750          2,507.44         1
                                     12.7500          1,064.13         49
    CAPE MAY POINT  NJ    08212      12.3750       07/18/99
    0410003581                         .0000       09/01/99            00
    0410003581                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
1


    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652442                           8.0000        320,000.00        100
    MOLNAR              JOHN          8.0000        315,422.48         T
                                      7.6250          2,348.05         1
                                     13.0000          2,348.05         80
    AVALON          NJ    08202      12.6250       08/17/99
    0410003678                         .0000       10/01/99            00
    0410003678                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652443                           7.5000        432,000.00        100
    KELLY               JOHN          7.5000        424,463.82         T
                                      7.1250          3,020.61         1
                                     12.5000          3,020.61         80
    SEA ISLE CITY   NJ    08243      12.1250       06/17/99
    0410003688                         .0000       08/01/99            00
    0410003688                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652444                           7.5000        300,000.00        100
    AZIZKHAN            RICHAR        7.5000        283,990.38         ZZ
                                      7.1250          2,097.64         1
                                     12.5000          2,097.64         51
    CINCINNATI      OH    45244      12.1250       06/17/99
1


    0410003823                         .0000       08/01/99            00
    0410003823                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652445                           7.5000        360,000.00        100
    FREEDMAN            GARY          7.5000        350,096.43         ZZ
                                      7.1250          2,517.17         1
                                     12.5000          2,517.17         80
    RICHBORO        PA    18954      12.1250       07/18/99
    0410003907                         .0000       09/01/99            00
    0410003907                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652446                           7.3750        276,000.00        100
    MCCOOL              MICHAEL       7.3750        271,307.90         ZZ
                                      7.0000          1,906.26         1
                                     12.3750          1,906.26         80
    MOORESTOWN      NJ    08057      12.0000       07/18/99
    0410003954                         .0000       09/01/99            00
    0410003954                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652447                           6.8750        388,000.00        100
    WORLEY              DOUGLAS       6.8750        379,373.10         ZZ
1


                                      6.5000          2,548.88         1
                                     11.8750          2,548.88         80
    CINCINNATI      OH    45244      11.5000       11/23/99
    0410004065                         .0000       01/01/00            00
    0410004065                         .0000       12/01/29            0
    0                                 2.7500       12/01/09        12/01/09
    994/994                            .0000       01/01/10        01/01/10
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652448                           7.7500         52,380.00        100
    MISZCZAK            ETIENNE       7.7500         51,367.34         ZZ
                                      7.3750            375.26         1
                                     12.7500            375.26         97
    BALTIMORE       MD    21218      12.3750       07/12/99
    0410004119                         .0000       09/01/99            04
    0410004119                         .0000       08/01/29           30
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4652449                           7.5000        312,000.00        100
    PITTMAN             STANLEY       7.5000        307,083.44         ZZ
                                      7.1250          2,181.55         1
                                     12.5000          2,181.55         80
    NORTH WALES     PA    19454      12.1250       08/17/99
    0410004145                         .0000       10/01/99            00
    0410004145                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652450                           7.5000        438,750.00        100
    FLADELL             JEFFERY       7.5000        432,150.65         ZZ
                                      7.1250          3,067.80         1
                                     12.5000          3,067.80         75
    JERICO          NY    11753      12.1250       09/17/99
    0410004179                         .0000       11/01/99            00
    0410004179                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652451                           7.7500        150,000.00        100
    CAPANO              JOSEPH        7.7500        147,747.53         ZZ
                                      7.3750          1,074.62         1
                                     12.7500          1,074.62         62
    HOCKESSIN       DE    19707      12.3750       08/19/99
    0410004202                         .0000       10/01/99            00
    0410004202                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    4652453                           7.6250        300,000.00        100
    CARLSON             TERRANC       7.6250        295,138.52         T
                                      7.2500          2,123.38         1
                                     12.6250          2,123.38         58
    ST PETE BEACH   FL    33706      12.2500       07/18/99
    0410004901                         .0000       09/01/99            00
    0410004901                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652454                           7.6250        640,000.00        100
    KNECHT              JOSEPH        7.6250        630,154.59         ZZ
                                      7.2500          4,529.88         1
                                     12.6250          4,529.88         53
    PONTE VEDRA BE  FL    32082      12.2500       08/17/99
    0410004922                         .0000       10/01/99            00
    0410004922                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652455                           7.0000        570,000.00        100
    EASTRIDGE           KATHERINE     7.0000        560,119.17         ZZ
                                      6.6250          3,792.22         1
                                     12.0000          3,792.22         79
    PRINCETON       NJ    08540      11.6250       08/30/99
    0410004941                         .0000       10/01/99            00
    0410004941                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652457                           6.7500        500,000.00        100
    GREENBAUM           STEVE         6.7500        490,914.22         ZZ
                                      6.3750          3,242.99         1
                                     11.7500          3,242.99         70
    SAINT DAVIDS    PA    19087      11.3750       08/17/99
    0410005068                         .0000       10/01/99            00
    0410005068                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652458                           7.5000        292,000.00        100
    HOBBIE              CHRISTOP      7.5000        287,642.50         ZZ
                                      7.1250          2,041.71         1
                                     12.5000          2,041.71         80
    CLARKS SUMMIT   PA    18411      12.1250       09/17/99
    0410005455                         .0000       11/01/99            00
    0410005455                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652459                           7.6250        312,000.00        100
    SLACK               FREDERICK     7.6250        307,200.29         ZZ
                                      7.2500          2,208.32         1
                                     12.6250          2,208.32         80
    BIRCHRUNVILLE   PA    19421      12.2500       08/17/99
    0410005471                         .0000       10/01/99            00
    0410005471                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652460                           7.5000        400,000.00        100
    ALTOMARE            ANTHONY       7.5000        383,801.04         ZZ
                                      7.1250          2,796.86         1
                                     12.5000          2,796.86         89
    BASKING RIDGE   NJ    07920      12.1250       08/03/99
    0410005476                         .0000       09/01/99            04
    0410005476                         .0000       08/01/29           25
    0                                 2.7500       08/01/09        08/01/09
1


    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652461                           7.6250        469,600.00        100
    CHAPMAN             MICHAEL       7.6250        456,994.32         T
                                      7.2500          3,323.80         1
                                     12.6250          3,323.80         80
    AVALON          NJ    08202      12.2500       09/17/99
    0410005548                         .0000       11/01/99            00
    0410005548                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652462                           7.8750        280,000.00        100
    STUECKLE            DIETER        7.8750        276,313.28         ZZ
                                      7.5000          2,030.19         1
                                     12.8750          2,030.19         70
    FURLONG         PA    18925      12.5000       10/29/99
    0410005615                         .0000       12/01/99            00
    0410005615                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652463                           7.5000        289,600.00        100
    CESSARIO            ALISON        7.5000        284,926.86         ZZ
                                      7.1250          2,024.93         1
                                     12.5000          2,024.93         80
    NEW PROVIDENCE  NJ    07974      12.1250       09/17/99
1


    0410005681                         .0000       11/01/99            00
    0410005681                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652464                           7.7500        480,000.00        100
    HOUSAM              CHARLES       7.7500        472,792.11         ZZ
                                      7.3750          3,438.78         1
                                     12.7500          3,438.78         80
    VILLANOVA       PA    19085      12.3750       08/17/99
    0410005763                         .0000       10/01/99            00
    0410005763                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652465                           7.7500        285,000.00        100
    PARKER              CLAYTON       7.7500        226,168.83         T
                                      7.3750          2,041.77         1
                                     12.7500          2,041.77         76
    STONE HARBOR    NJ    08247      12.3750       10/01/99
    0410005773                         .0000       11/01/99            00
    0410005773                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652466                           7.8750        276,000.00        100
    JENSEN              PAUL          7.8750        272,169.85         ZZ
1


                                      7.5000          2,001.19         1
                                     12.8750          2,001.19         80
    RED BANK        NJ    07701      12.5000       09/17/99
    0410005900                         .0000       11/01/99            00
    0410005900                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652467                           7.7500        470,000.00        100
    FRIEDRICH_III       X             7.7500        457,520.99         ZZ
                                      7.3750          3,367.14         1
                                     12.7500          3,367.14         53
    RUMSON          NJ    07760      12.3750       10/01/99
    0410005926                         .0000       11/01/99            00
    0410005926                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652468                           7.8750        290,000.00        100
    ESWORTHY            JOSEPH        7.8750        286,200.08         ZZ
                                      7.5000          2,102.70         1
                                     12.8750          2,102.70         75
    GLEN MILLS      PA    19342      12.5000       10/26/99
    0410006005                         .0000       12/01/99            00
    0410006005                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652469                           8.0000        364,000.00        100
    HALL                JILL          8.0000        359,070.36         ZZ
                                      7.6250          2,670.90         1
                                     13.0000          2,670.90         80
    MASON           OH    45040      12.6250       10/05/99
    0410006015                         .0000       11/01/99            00
    0410006015                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/11/09
    994/994                            .0000       11/01/09        11/01/09
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652470                           8.0000        328,000.00        100
    FAHEY               ROBERT        8.0000        323,308.10         T
                                      7.6250          2,406.75         1
                                     13.0000          2,406.75         80
    AVALON          NJ    08202      12.6250       08/17/99
    0410006203                         .0000       10/01/99            00
    0410006203                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652472                           7.8750        294,000.00        100
    MARTINI             JENNIFE       7.8750        283,085.86         ZZ
                                      7.5000          2,131.70         1
                                     12.8750          2,131.70         80
    CINCINNATI      OH    45236      12.5000       09/17/99
    0410006660                         .0000       11/01/99            00
    0410006660                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652474                           8.0000        464,000.00        100
    COSLET              BRUCE         8.0000        457,715.91         T
                                      7.6250          3,404.67         1
                                     13.0000          3,404.67         80
    NAPLES          FL    34109      12.6250       09/17/99
    0420000202                         .0000       11/01/99            00
    0420000202                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652475                           7.5000        276,800.00        100
    NAGY                MICHAEL       7.5000        267,419.57         ZZ
                                      7.1250          1,935.43         1
                                     12.5000          1,935.43         80
    SAINT PETERSBU  FL    33707      12.1250       08/17/99
    0420000214                         .0000       10/01/99            00
    0420000214                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652476                           7.1250        300,000.00        100
    SHRAGER             DANIEL        7.1250        294,379.52         ZZ
                                      6.7500          2,021.16         1
                                     12.1250          2,021.16         80
    PITTSBURGH      PA    15217      11.7500       07/01/99
    0430003324                         .0000       08/01/99            00
    0430003324                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652478                           6.8750        390,000.00        100
    ANGEL               STEVEN        6.8750        381,300.53         ZZ
                                      6.5000          2,562.02         1
                                     11.8750          2,562.02         69
    LOUISVILLE      KY    40207      11.5000       07/18/99
    0430004323                         .0000       09/01/99            00
    0430004323                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652479                           7.3750        292,500.00        100
    DOLMAN JR           JOHN          7.3750        277,368.70         ZZ
                                      7.0000          2,020.22         1
                                     12.3750          2,020.22         45
    WESTPORT        CT    06880      12.0000       07/22/99
    0430004452                         .0000       09/01/99            00
    0430004452                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652480                           7.3750        340,000.00        100
    CONDE               JAMES         7.3750        334,219.68         ZZ
                                      7.0000          2,348.30         1
                                     12.3750          2,348.30         68
    NASHVILLE       TN    37220      12.0000       07/18/99
    0430004701                         .0000       09/01/99            00
    0430004701                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
1


    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652481                           7.3750        540,000.00        100
    GANTZ_JR            JOHN          7.3750        531,284.02         ZZ
                                      7.0000          3,729.65         1
                                     12.3750          3,729.65         80
    WHITE PLAINS    NY    10605      12.0000       08/06/99
    0430005050                         .0000       10/01/99            00
    0430005050                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652484                           7.2500        310,000.00        100
    KENNEDY             DAVID         7.2500        304,875.41         ZZ
                                      6.8750          2,114.75         1
                                     12.2500          2,114.75         77
    MOON TWP        PA    15108      11.8750       08/17/99
    0430005733                         .0000       10/01/99            00
    0430005733                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652486                           7.5000        280,000.00        100
    MOLODETZ            ANDY          7.5000        274,776.37         ZZ
                                      7.1250          1,957.80         1
                                     12.5000          1,957.80         80
    CANANDAIGUA     NY    14424      12.1250       08/17/99
1


    0430006497                         .0000       10/01/99            00
    0430006497                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652488                           7.7500        465,850.00        100
    SMITH               RICHARD       7.7500        459,226.13         ZZ
                                      7.3750          3,337.41         1
                                     12.7500          3,337.41         69
    NASHVILLE       TN    37215      12.3750       10/01/99
    0430006554                         .0000       11/01/99            00
    0430006554                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652489                           7.7500        310,000.00        100
    DUCHARME            THOMAS        7.7500        300,314.31         ZZ
                                      7.3750          2,220.88         1
                                     12.7500          2,220.88         80
    ERIE            PA    16506      12.3750       08/17/99
    0430006656                         .0000       10/01/99            00
    0430006656                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652490                           7.7500        314,280.00        100
    EARLY               STEPHEN       7.7500        307,674.30         ZZ
1


                                      7.3750          2,251.54         1
                                     12.7500          2,251.54         90
    PEWEE VALLEY    KY    40056      12.3750       09/24/99
    0430007012                         .0000       11/01/99            04
    0430007012                         .0000       10/01/29           30
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652491                           7.7500        283,900.00        100
    OCTAVIANI           DENISE        7.7500        277,974.38         ZZ
                                      7.3750          2,033.89         1
                                     12.7500          2,033.89         80
    MANLIUS         NY    13104      12.3750       10/19/99
    0430007618                         .0000       12/01/99            00
    0430007618                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652494                           7.3750        322,660.00        100
    LIANG               WEN           7.3750        315,001.55         ZZ
                                      7.0000          2,228.53         1
                                     12.3750          2,228.53         90
    LAS VEGAS       NV    89123      12.0000       07/18/99
    0510002899                         .0000       09/01/99            04
    0510002899                         .0000       08/01/29           25
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652495                           7.5000        366,275.00        100
    DAMERON             THOMAS        7.5000        360,017.62         T
                                      7.1250          2,561.05         1
                                     12.5000          2,561.05         80
    LAS VEGAS       NV    89126      12.1250       07/18/99
    0510003164                         .0000       09/01/99            00
    0510003164                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652497                           7.6250         92,000.00        100
    DIGGS               ELLIS         7.6250         90,482.71         ZZ
                                      7.2500            651.17         1
                                     12.6250            651.17         75
    AUSTIN          TX    78745      12.2500       07/18/99
    0510003319                         .0000       09/01/99            00
    0510003319                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    4652499                           7.3750        352,000.00        100
    MACKEY              ROBERT        7.3750        346,015.70         ZZ
                                      7.0000          2,431.18         1
                                     12.3750          2,431.18         80
    HASTINGS ON HU  NY    10706      12.0000       07/18/99
    0700000853                         .0000       09/01/99            00
    0700000853                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652500                           7.2500        600,000.00        100
    DESAI               NARENDRA      7.2500        580,933.39         ZZ
                                      6.8750          4,093.06         1
                                     12.2500          4,093.06         77
    RIDGEFIELD      CT    06877      11.8750       07/18/99
    0700000901                         .0000       09/01/99            00
    0700000901                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652501                           7.6250        560,000.00        100
    SHAH                SANDEEP       7.6250        551,842.54         ZZ
                                      7.2500          3,963.63         1
                                     12.6250          3,963.63         76
    NORTHBOROUGH    MA    01532      12.2500       09/17/99
    0700001716                         .0000       11/01/99            00
    0700001716                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.6250          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652502                           8.0000        330,000.00        100
    STEVENS             SEAN          8.0000        325,780.34         ZZ
                                      7.6250          2,421.42         1
                                     13.0000          2,421.42         72
    SANTA BARBARA   CA    93103      12.6250       10/17/99
    0700007229                         .0000       12/01/99            00
    0700007229                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652503                           6.6250      1,000,000.00        100
    CROW                HOWARD        6.6250        979,422.20         ZZ
                                      6.2500          6,403.11         1
                                     11.6250          6,403.11         69
    BOURNE          MA    02534      11.2500       06/17/99
    0700007727                         .0000       08/01/99            00
    0700007727                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652504                           7.2500        600,000.00        100
    FOWLER              JOHN          7.2500        590,606.36         T
                                      6.8750          4,093.06         1
                                     12.2500          4,093.06         36
    FALMOUTH        MA    02540      11.8750       09/17/99
    0700007732                         .0000       11/01/99            00
    0700007732                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652506                           7.3750        535,000.00        100
    WASKI               JOHN          7.3750        526,364.85         ZZ
                                      7.0000          3,695.11         1
                                     12.3750          3,695.11         75
    WESTPORT        CT    06880      12.0000       08/17/99
    0700009217                         .0000       10/01/99            00
    0700009217                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
1


    994/994                            .0000       10/01/09        10/01/09
      45                              2.3750          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652507                           7.3750        348,673.00        100
    HOSTE               JIM           7.3750        343,639.49         ZZ
                                      7.0000          2,408.20         1
                                     12.3750          2,408.20         80
    CLAREMONT       CA    91711      12.0000       10/17/99
    0700010886                         .0000       12/01/99            00
    0700010886                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652508                           7.2500        583,000.00        100
    BLEDSOE             ERIC          7.2500        572,332.68         ZZ
                                      6.8750          3,977.09         1
                                     12.2500          3,977.09         80
    NOVATO          CA    94945      11.8750       06/17/99
    0700011744                         .0000       08/01/99            00
    0700011744                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652509                           7.2500        871,850.00        100
    GOFMAN              SLAVIK        7.2500        854,341.09         ZZ
                                      6.8750          5,947.55         1
                                     12.2500          5,947.55         75
    WASHINGTON      CT    06793      11.8750       04/07/99
1


    0700011757                         .0000       06/01/99            00
    0700011757                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652510                           7.0000        908,800.00        100
    NICHTER             MITCHEL       7.0000        645,388.67         ZZ
                                      6.6250          6,046.27         1
                                     12.0000          4,361.42         80
    NOVATO          CA    94947      11.6250       10/17/99
    0700011859                         .0000       12/01/99            00
    0700011859                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652511                           7.2500        533,200.00        100
    ISLAM               SALIM         7.2500        522,492.04         ZZ
                                      6.8750          3,637.36         1
                                     12.2500          3,637.36         80
    MILL VALLEY     CA    94941      11.8750       04/17/99
    0700012782                         .0000       06/01/99            00
    0700012782                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652512                           7.8750        315,000.00        100
    JOHNSON             SHERYL        7.8750        309,891.41         ZZ
1


                                      7.5000          2,283.97         1
                                     12.8750          2,283.97         90
    MORGAN HILL     CA    95037      12.5000       07/18/99
    0700012926                         .0000       09/01/99            04
    0700012926                         .0000       08/01/29           25
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652513                           6.7500        500,000.00        100
    JOHNSON             DENISE        6.7500        489,948.31         ZZ
                                      6.3750          3,242.99         1
                                     11.7500          3,242.99         56
    PITTSBURGH      PA    15217      11.3750       06/17/99
    0705004992                         .0000       08/01/99            00
    0705004992                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652514                           7.5000        469,000.00        100
    WERTHEIMER          ALFRED        7.5000        460,419.14         ZZ
                                      7.1250          3,279.32         1
                                     12.5000          3,279.32         53
    NEW YORK        NY    10025      12.1250       05/20/99
    0705004998                         .0000       07/01/99            00
    0705004998                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652516                           7.1250        650,000.00        100
    KAPNER              STEPHEN       7.1250        637,230.45         ZZ
                                      6.7500          4,379.17         1
                                     12.1250          4,379.17         56
    SCARSDALE       NY    10583      11.7500       06/02/99
    0710000593                         .0000       07/01/99            00
    0710000593                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652517                           7.0000        600,000.00        100
    KOENIGSBERG         CRA           7.0000        585,425.70         ZZ
                                      6.6250          3,991.81         1
                                     12.0000          3,991.81         32
    BROOKVILLE      NY    11545      11.6250       05/17/99
    0710000931                         .0000       07/01/99            00
    0710000931                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652518                           7.2500        297,936.96        100
    CURRIE              DAVID         7.2500        293,585.96         ZZ
                                      6.8750          2,043.83         1
                                     12.2500          2,043.83         32
    TIBURON         CA    94920      11.8750       12/08/99
    0710001096                         .0000       01/01/00            00
    0710001096                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      353                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652519                           7.0000        585,000.00        100
    WOOD                HARRY         7.0000        572,685.41         ZZ
                                      6.6250          3,892.02         1
                                     12.0000          3,892.02         65
    BIG SKY         MT    59716      11.6250       04/17/99
    0710001109                         .0000       06/01/99            00
    0710001109                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652521                           7.3750        280,000.00        100
    OBRIEN              DANIEL        7.3750        272,970.49         ZZ
                                      7.0000          1,933.89         1
                                     12.3750          1,933.89         70
    NORTHBOROUGH    MA    01532      12.0000       06/17/99
    0710001179                         .0000       08/01/99            00
    0710001179                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652522                           7.2500        379,600.00        100
    HAYDEN              ROBERT        7.2500        371,494.84         ZZ
                                      6.8750          2,589.54         1
                                     12.2500          2,589.54         62
    SAN FRANCISCO   CA    94118      11.8750       04/17/99
    0710001292                         .0000       06/01/99            00
    0710001292                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652523                           6.8750        288,800.00        100
    HARDESTY            CHELSE        6.8750        282,576.71         ZZ
                                      6.5000          1,897.21         1
                                     11.8750          1,897.21         80
    SAN FRANCISCO   CA    94115      11.5000       04/17/99
    0710001389                         .0000       06/01/99            00
    0710001389                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652524                           7.3750        305,900.00        100
    MAHNOORI            BIJAN         7.3750        301,483.92         ZZ
                                      7.0000          2,112.78         1
                                     12.3750          2,112.78         78
    ASHLAND         MA    01721      12.0000       10/17/99
    0710001772                         .0000       12/01/99            00
    0710001772                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652525                           7.2500        530,625.00        100
    ROWE                WILLIAM       7.2500        519,968.59         ZZ
                                      6.8750          3,619.80         1
                                     12.2500          3,619.80         75
    CLAREMONT       CA    91711      11.8750       04/21/99
    0710001951                         .0000       06/01/99            00
    0710001951                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
1


    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652526                           7.1250        720,000.00        100
    HART                ANDREW        7.1250        705,855.34         ZZ
                                      6.7500          4,850.77         1
                                     12.1250          4,850.77         78
    SAN FRANCISCO   CA    94118      11.7500       05/17/99
    0710001963                         .0000       07/01/99            00
    0710001963                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652527                           7.1250        588,000.00        100
    HARRINGTON          ANTH          7.1250        576,448.58         ZZ
                                      6.7500          3,961.46         1
                                     12.1250          3,961.46         80
    TIBURON         CA    94920      11.7500       05/17/99
    0710001965                         .0000       07/01/99            00
    0710001965                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652528                           7.1250      1,000,000.00        100
    CAMPA               ALBERT        7.1250        979,438.06         ZZ
                                      6.7500          6,737.19         2
                                     12.1250          6,737.19         80
    SAN FRANCISCO   CA    94118      11.7500       04/17/99
1


    0710001966                         .0000       06/01/99            00
    0710001966                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652529                           7.3750        352,000.00        100
    GOLDWEBER           ARTHU         7.3750        328,737.40         T
                                      7.0000          2,431.18         1
                                     12.3750          2,431.18         80
    SHARON          CT    06069      12.0000       06/17/99
    0710002077                         .0000       08/01/99            00
    0710002077                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652530                           7.0000        315,000.00        100
    HUNTSINGER          HARR          7.0000        308,571.86         ZZ
                                      6.6250          2,095.70         1
                                     12.0000          2,095.70         75
    BOZEMAN         MT    59715      11.6250       05/17/99
    0710002152                         .0000       07/01/99            00
    0710002152                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652531                           7.0000        800,000.00        100
    PUTTERMAN           DONAL         7.0000        783,909.17         ZZ
1


                                      6.6250          5,322.42         1
                                     12.0000          5,322.42         80
    TIBURON         CA    94920      11.6250       05/17/99
    0710002169                         .0000       07/01/99            00
    0710002169                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652532                           6.6250        459,000.00        100
    FELDMAN             RICHARD       6.6250        449,776.26         ZZ
                                      6.2500          2,939.03         1
                                     11.6250          2,939.03         69
    RIDGEFIELD      CT    06877      11.2500       07/18/99
    0710002228                         .0000       09/01/99            00
    0710002228                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652533                           7.2500        980,000.00        100
    DICKOW              JEFFREY       7.2500        959,308.94         ZZ
                                      6.8750          6,685.33         1
                                     12.2500          6,685.33         80
    SAN ANSELMO     CA    94960      11.8750       04/17/99
    0710002264                         .0000       06/01/99            00
    0710002264                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652534                           7.0000      1,000,000.00        100
    LUNDY               FRANCIS       7.0000        978,949.55         ZZ
                                      6.6250          6,653.02         1
                                     12.0000          6,653.02         68
    MILL VALLEY     CA    94941      11.6250       04/17/99
    0710002266                         .0000       06/01/99            00
    0710002266                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652535                           7.2500        300,000.00        100
    WELDON              WILLIAM       7.2500        294,243.99         ZZ
                                      6.8750          2,046.53         1
                                     12.2500          2,046.53         20
    HINSDALE        IL    60521      11.8750       05/17/99
    0710002358                         .0000       07/01/99            00
    0710002358                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652537                           7.1250        500,000.00        100
    BELLIN              JAY           7.1250        490,177.34         ZZ
                                      6.7500          3,368.59         1
                                     12.1250          3,368.59         80
    SAN RAFAEL      CA    94901      11.7500       05/17/99
    0710002470                         .0000       07/01/99            00
    0710002470                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652538                           7.0000        600,000.00        100
    LAWRENCE            JACK          7.0000        587,932.01         ZZ
                                      6.6250          3,991.81         1
                                     12.0000          3,991.81         71
    WEST REDDING    CT    06896      11.6250       05/17/99
    0710002472                         .0000       07/01/99            00
    0710002472                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652539                           6.8750      1,000,000.00        100
    PATTERSON           THOMA         6.8750        979,409.14         ZZ
                                      6.5000          6,569.29         1
                                     11.8750          6,569.29         77
    ROSS            CA    94957      11.5000       05/17/99
    0710002557                         .0000       07/01/99            00
    0710002557                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652540                           7.2500        288,000.00        100
    HARRIS              ZALE          7.2500        282,726.00         ZZ
                                      6.8750          1,964.67         1
                                     12.2500          1,964.67        100
    SAN BERNARDINO  CA    92407      11.8750       06/17/99
    0710002957                         .0000       08/01/99            04
    0710002957                         .0000       07/01/29           30
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652542                           7.2500        396,000.00        100
    SIMON               JAMES         7.2500        388,754.74         ZZ
                                      6.8750          2,701.42         1
                                     12.2500          2,701.42         70
    ENCINO          CA    91436      11.8750       06/17/99
    0710003127                         .0000       08/01/99            00
    0710003127                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652543                           7.5000        300,000.00        100
    ASGEIRSSON          ASGE          7.5000        294,766.71         ZZ
                                      7.1250          2,097.64         1
                                     12.5000          2,097.64         73
    BAYVILLE        NY    11709      12.1250       06/17/99
    0710003157                         .0000       08/01/99            00
    0710003157                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652544                           7.1250        328,000.00        100
    ELINS               MELVIN        7.1250        321,556.20         ZZ
                                      6.7500          2,209.80         1
                                     12.1250          2,209.80         80
    MILL VALLEY     CA    94941      11.7500       05/17/99
    0710003219                         .0000       07/01/99            00
    0710003219                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
1


    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652545                           7.2500        308,000.00        100
    FLOCK               BENJAMIN      7.2500        302,637.55         ZZ
                                      6.8750          2,101.10         1
                                     12.2500          2,101.10         80
    GLASTONBURY     CT    06073      11.8750       07/18/99
    0710003428                         .0000       09/01/99            00
    0710003428                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652546                           7.3750        495,000.00        100
    SMYTH               JAMES         7.3750        486,153.78         ZZ
                                      7.0000          3,418.84         1
                                     12.3750          3,418.84         72
    CORTE MADERA    CA    94925      12.0000       06/17/99
    0710003430                         .0000       08/01/99            00
    0710003430                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652547                           7.3750        520,000.00        100
    LEVINE              JEFFREY       7.3750        511,159.67         ZZ
                                      7.0000          3,591.51         1
                                     12.3750          3,591.51         80
    WAYLAND         MA    01778      12.0000       07/18/99
1


    0710003671                         .0000       09/01/99            00
    0710003671                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652548                           7.5000        300,000.00        100
    LOHNEISS            MICHAE        7.5000        295,272.66         ZZ
                                      7.1250          2,097.64         1
                                     12.5000          2,097.64         73
    GUILFORD        CT    06437      12.1250       08/17/99
    0710003731                         .0000       10/01/99            00
    0710003731                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652549                           7.2500        958,400.00        100
    KEGLEVIC            PAUL          7.2500        940,865.08         ZZ
                                      6.8750          6,537.98         1
                                     12.2500          6,537.98         80
    AGOURA HILLS    CA    91301      11.8750       06/17/99
    0710003804                         .0000       08/01/99            00
    0710003804                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652550                           7.5000        340,000.00        100
    DEMEO               MICHAEL       7.5000        327,946.61         ZZ
1


                                      7.1250          2,377.33         1
                                     12.5000          2,377.33         70
    WELLESLEY       MA    02481      12.1250       07/18/99
    0710003828                         .0000       09/01/99            00
    0710003828                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652551                           7.7500        320,000.00        100
    PALERMO             FRANK         7.7500        315,703.60         ZZ
                                      7.3750          2,292.52         1
                                     12.7500          2,292.52         80
    SHREWSBURY      MA    01545      12.3750       10/17/99
    0710003833                         .0000       12/01/99            00
    0710003833                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652552                           6.7500        410,800.00        100
    KARLENZIG           DIANA         6.7500        401,235.97         ZZ
                                      6.3750          2,664.44         1
                                     11.7500          2,664.44         65
    SAN ANSELMO     CA    94960      11.3750       05/17/99
    0710003843                         .0000       07/01/99            00
    0710003843                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652553                           7.0000      1,000,000.00        100
    BALDWIN             MICHAEL       7.0000        979,240.55         ZZ
                                      6.6250          6,653.02         1
                                     12.0000          6,653.02         52
    KENTFIELD       CA    94904      11.6250       06/01/99
    0710004009                         .0000       07/01/99            00
    0710004009                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652555                           7.1250        472,000.00        100
    HAYNES              DAVID         7.1250        463,157.31         ZZ
                                      6.7500          3,179.95         1
                                     12.1250          3,179.95         80
    FAIRFAX         CA    94957      11.7500       06/17/99
    0710004044                         .0000       08/01/99            00
    0710004044                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652556                           6.8750        470,000.00        100
    PERKINS             PHILLIP       6.8750        460,322.23         ZZ
                                      6.5000          3,087.57         1
                                     11.8750          3,087.57         57
    MILL VALLEY     CA    94941      11.5000       05/17/99
    0710004046                         .0000       07/01/99            00
    0710004046                         .0000       06/01/29            0
    0                                 2.7500       06/01/09        06/01/09
    994/994                            .0000       07/01/09        07/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652557                           7.2500        704,000.00        100
    DEAN                JON           7.2500        605,878.76         ZZ
                                      6.8750          4,802.52         2
                                     12.2500          4,802.52         80
    SAN FRANCISCO   CA    94123      11.8750       06/17/99
    0710004047                         .0000       08/01/99            00
    0710004047                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652559                           7.2500        339,000.00        100
    OREGAN              SIMON         7.2500        332,090.57         ZZ
                                      6.8750          2,312.58         1
                                     12.2500          2,312.58         76
    RIDGEFIELD      CT    06877      11.8750       07/18/99
    0710004065                         .0000       09/01/99            00
    0710004065                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652560                           7.6250        279,200.00        100
    SNIDER              DAVID         7.6250        274,867.35         ZZ
                                      7.2500          1,976.16         1
                                     12.6250          1,976.16         80
    HIGHLAND PARK   IL    60035      12.2500       08/17/99
    0710004072                         .0000       10/01/99            00
    0710004072                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652561                           7.1250        252,000.00        100
    ARONSON             MICHAEL       7.1250        247,278.90         ZZ
                                      6.7500          1,697.77         1
                                     12.1250          1,697.77         80
    BELMONT         MA    02178      11.7500       06/17/99
    0710004106                         .0000       08/01/99            00
    0710004106                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652562                           7.0000        375,600.00        100
    WEISEL              WYATT         7.0000        368,395.17         ZZ
                                      6.6250          2,498.88         1
                                     12.0000          2,498.88         60
    CORTE MADERA    CA    94925      11.6250       06/17/99
    0710004120                         .0000       08/01/99            00
    0710004120                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652563                           7.3750        545,000.00        100
    MEIGHAN             DENNIS        7.3750        535,734.68         ZZ
                                      7.0000          3,764.18         1
                                     12.3750          3,764.18         70
    WESTON          CT    06883      12.0000       07/18/99
    0710004127                         .0000       09/01/99            00
    0710004127                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
1


    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652564                           7.2500        314,600.00        100
    ROCHE               RICHARD       7.2500        308,844.01         ZZ
                                      6.8750          2,146.13         1
                                     12.2500          2,146.13         80
    NORTHBOROUGH    MA    01532      11.8750       06/17/99
    0710004192                         .0000       08/01/99            00
    0710004192                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652565                           7.2500        343,200.00        100
    HILL                MARTHA        7.2500        334,939.08         ZZ
                                      6.8750          2,341.23         1
                                     12.2500          2,341.23         80
    SAN FRANCISCO   CA    94107      11.8750       06/17/99
    0710004195                         .0000       08/01/99            00
    0710004195                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4652566                           6.8750        335,000.00        100
    BELLETTINI          TIMO          6.8750        279,377.65         ZZ
                                      6.5000          2,200.71         1
                                     11.8750          1,870.28         52
    SAN RAFAEL      CA    94901      11.5000       07/18/99
1


    0710004196                         .0000       09/01/99            00
    0710004196                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652567                           6.7500        956,000.00        100
    KLAPPER             ROBERT        6.7500        936,781.07         ZZ
                                      6.3750          6,200.60         1
                                     11.7500          6,200.60         80
    SAN FRANCISCO   CA    94118      11.3750       06/17/99
    0710004197                         .0000       08/01/99            00
    0710004197                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652568                           7.2500        476,000.00        100
    KRIES               PETER         7.2500        467,712.49         ZZ
                                      6.8750          3,247.16         1
                                     12.2500          3,247.16         80
    GREENWICH       CT    06830      11.8750       07/18/99
    0710004204                         .0000       09/01/99            00
    0710004204                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652569                           7.1250      1,000,000.00        100
    GRIFFITH            ROBERT        7.1250        982,170.88         ZZ
1


                                      6.7500          6,737.19         1
                                     12.1250          6,737.19         72
    GARDEN CITY     NY    11530      11.7500       07/18/99
    0710004257                         .0000       09/01/99            00
    0710004257                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652570                           7.1250        375,000.00        100
    KLEINBARD           EDWAR         7.1250        367,356.92         T
                                      6.7500          2,526.44         1
                                     12.1250          2,526.44         47
    SALISBURY       CT    06068      11.7500       07/06/99
    0710004266                         .0000       08/01/99            00
    0710004266                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652571                           7.3750        768,000.00        100
    ROLNICK             JONATHA       7.3750        754,278.77         ZZ
                                      7.0000          5,304.39         1
                                     12.3750          5,304.39         80
    MILL VALLEY     CA    94941      12.0000       06/17/99
    0710004267                         .0000       08/01/99            00
    0710004267                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652572                           7.5000        426,200.00        100
    ABBOTT              CHARLES       7.5000        418,765.11         ZZ
                                      7.1250          2,980.05         1
                                     12.5000          2,980.05         79
    LAGUNA NIGUEL   CA    92677      12.1250       06/17/99
    0710004275                         .0000       08/01/99            00
    0710004275                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652573                           7.7500         74,750.00        100
    FOSS                DAVID         7.7500         73,567.46         ZZ
                                      7.3750            535.52         1
                                     12.7500            535.52         65
    COUPEVILLE      WA    98239      12.3750       07/18/99
    0710004341                         .0000       09/01/99            00
    0710004341                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4652575                           7.1250        200,000.00        100
    SWENINGSON          STEV          7.1250        194,865.12         T
                                      6.7500          1,347.44         1
                                     12.1250          1,347.44         42
    BIG SKY         MT    59716      11.7500       06/17/99
    0710004359                         .0000       08/01/99            00
    0710004359                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4652576                           7.2500        320,000.00        100
    CONNELLY            LINDA         7.2500        314,145.40         T
                                      6.8750          2,182.96         1
                                     12.2500          2,182.96         80
    MONTEREY        CA    93940      11.8750       06/17/99
    0710004411                         .0000       08/01/99            00
    0710004411                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652577                           7.2500        625,000.00        100
    STEPPACHER          WALT          7.2500        614,118.13         ZZ
                                      6.8750          4,263.60         1
                                     12.2500          4,263.60         58
    NEW CANAAN      CT    06840      11.8750       07/18/99
    0710004412                         .0000       09/01/99            00
    0710004412                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652578                           7.3750        223,200.00        100
    LEOGRANDIS          STEP          7.3750        219,212.26         ZZ
                                      7.0000          1,541.59         1
                                     12.3750          1,541.59         77
    EL DORADO HILL  CA    95762      12.0000       06/17/99
    0710004430                         .0000       08/01/99            00
    0710004430                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4652579                           7.3750        300,000.00        100
    LOEW                CLEMENS       7.3750        277,771.74         T
                                      7.0000          2,072.03         1
                                     12.3750          2,072.03         77
    SALISBURY       CT    06068      12.0000       07/18/99
    0710004573                         .0000       09/01/99            00
    0710004573                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652580                           7.5000        296,000.00        100
    WHITLOCK            JAMES         7.5000        290,836.52         ZZ
                                      7.1250          2,069.67         1
                                     12.5000          2,069.67         80
    NOVATO          CA    94945      12.1250       06/17/99
    0710004615                         .0000       08/01/99            00
    0710004615                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652581                           7.3750        400,000.00        100
    SAPSE               ALFRED        7.3750        388,110.97         ZZ
                                      7.0000          2,762.70         1
                                     12.3750          2,762.70         54
    ROXBURY         CT    06783      12.0000       07/18/99
    0710004618                         .0000       09/01/99            00
    0710004618                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
1


    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652582                           7.3750        600,000.00        100
    IRELAND             DOUGLAS       7.3750        589,799.62         ZZ
                                      7.0000          4,144.05         3
                                     12.3750          4,144.05         55
    TAHOE CITY      CA    96145      12.0000       07/18/99
    0710004622                         .0000       09/01/99            00
    0710004622                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652583                           6.8750        303,000.00        100
    MCNULTY             ALICE         6.8750        297,049.72         ZZ
                                      6.5000          1,990.49         1
                                     11.8750          1,990.49         31
    REDDING         CT    06896      11.5000       06/17/99
    0710004624                         .0000       08/01/99            00
    0710004624                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652584                           7.6250        492,000.00        100
    GOMBERG             FAITH         7.6250        483,806.32         ZZ
                                      7.2500          3,482.35         1
                                     12.6250          3,482.35         74
    NEWPORT BEACH   CA    92663      12.2500       07/18/99
1


    0710004657                         .0000       09/01/99            00
    0710004657                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652586                           7.3750        281,250.00        100
    SKAKEL              GEORGE        7.3750        276,468.66         T
                                      7.0000          1,942.52         1
                                     12.3750          1,942.52         75
    SALISBURY       CT    06069      12.0000       07/18/99
    0710004677                         .0000       09/01/99            00
    0710004677                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652587                           7.5000        728,000.00        100
    REYNOLDS            JON           7.5000        715,300.33         ZZ
                                      7.1250          5,090.28         1
                                     12.5000          5,090.28         80
    PALO ALTO       CA    94301      12.1250       06/17/99
    0710004683                         .0000       08/01/99            00
    0710004683                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652588                           7.3750        300,000.00        100
    FIERTZ              CAREY         7.3750        294,899.72         T
1


                                      7.0000          2,072.03         1
                                     12.3750          2,072.03         67
    SALISBURY       CT    06068      12.0000       07/18/99
    0710004687                         .0000       09/01/99            00
    0710004687                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652590                           7.5000        358,000.00        100
    FAY                 DAVID         7.5000        352,057.59         ZZ
                                      7.1250          2,503.19         1
                                     12.5000          2,503.19         65
    HOPKINTON       MA    01748      12.1250       07/18/99
    0710004767                         .0000       09/01/99            00
    0710004767                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652591                           7.6250        333,600.00        100
    SHARP               NELE          7.6250        325,606.44         ZZ
                                      7.2500          2,361.20         1
                                     12.6250          2,361.20         80
    SHREWSBURY      MA    01545      12.2500       08/10/99
    0710004774                         .0000       09/01/99            00
    0710004774                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652592                           7.2500        299,600.00        100
    ARKIN               SANFORD       7.2500        294,647.38         ZZ
                                      6.8750          2,043.80         1
                                     12.2500          2,043.80         80
    CLAREMONT       CA    91711      11.8750       08/17/99
    0710004775                         .0000       10/01/99            00
    0710004775                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652593                           7.3750        500,000.00        100
    SALTZGABER          CRAI          7.3750        390,074.54         ZZ
                                      7.0000          3,453.38         1
                                     12.3750          3,453.38         41
    WESTON          CT    06883      12.0000       08/17/99
    0710004780                         .0000       10/01/99            00
    0710004780                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652594                           7.6250        377,100.00        100
    PAULIN              MICHAEL       7.6250        370,677.36         ZZ
                                      7.2500          2,669.09         1
                                     12.6250          2,669.09         90
    WESTBOROUGH     MA    01581      12.2500       06/17/99
    0710004784                         .0000       08/01/99            04
    0710004784                         .0000       07/01/29           25
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652595                           7.3750        393,750.00        100
    ZYSZKOWSKI          EDWA          7.3750        381,295.57         ZZ
                                      7.0000          2,719.53         1
                                     12.3750          2,719.53         75
    NEW MARLBOURGH  MA    01259      12.0000       06/17/99
    0710004795                         .0000       08/01/99            00
    0710004795                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652596                           7.6250        465,000.00        100
    HOGAN               RICHARD       7.6250        413,145.45         ZZ
                                      7.2500          3,291.24         1
                                     12.6250          3,291.24         59
    STUDIO CITY     CA    91604      12.2500       07/18/99
    0710004796                         .0000       09/01/99            00
    0710004796                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652597                           7.6250        556,000.00        100
    COONEY              MICHAEL       7.6250        546,530.47         ZZ
                                      7.2500          3,935.33         1
                                     12.6250          3,935.33         69
    LARKSPUR        CA    94939      12.2500       06/17/99
    0710004804                         .0000       08/01/99            00
    0710004804                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652598                           7.6250        386,425.96        100
    SAND                PAUL          7.6250        385,142.42         ZZ
                                      7.2500          2,773.26         1
                                     12.6250          2,773.26         45
    SAN CARLOS      CA    94070      12.2500       01/11/01
    0710004830                         .0000       02/01/01            00
    0710004830                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      342                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652599                           7.2500        672,000.00        100
    RODRIGUEZ           BENJA         7.2500        660,300.14         ZZ
                                      6.8750          4,584.22         1
                                     12.2500          4,584.22         80
    ANAHEIM HILLS   CA    92807      11.8750       07/18/99
    0710004905                         .0000       09/01/99            00
    0710004905                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652600                           7.5000        292,000.00        100
    LOY                 PATRICK       7.5000        287,554.18         ZZ
                                      7.1250          2,041.71         1
                                     12.5000          2,041.71         80
    UPLAND          CA    91784      12.1250       07/18/99
    0710004911                         .0000       09/01/99            00
    0710004911                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
1


    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652601                           7.6250        368,000.00        100
    WELD                CHRISTOPH     7.6250        362,338.92         ZZ
                                      7.2500          2,604.68         1
                                     12.6250          2,604.68         80
    FAIRFAX         CA    94930      12.2500       08/17/99
    0710004920                         .0000       10/01/99            00
    0710004920                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652602                           7.6250        600,000.00        100
    OWEN                KEVIN         7.6250        584,075.07         ZZ
                                      7.2500          4,246.75         1
                                     12.6250          4,246.75         80
    OAKLAND         CA    94611      12.2500       06/17/99
    0710004921                         .0000       08/01/99            00
    0710004921                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652604                           7.2500        350,000.00        100
    KENNEDY             SHAUN         7.2500        339,919.06         ZZ
                                      6.8750          2,387.63         1
                                     12.2500          2,387.63         48
    NORTH SALEM     NY    10560      11.8750       09/14/99
1


    0710005025                         .0000       10/01/99            00
    0710005025                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652605                           7.7500         71,500.00        100
    FOSS                DAVID         7.7500         70,369.05         ZZ
                                      7.3750            512.23         1
                                     12.7500            512.23         63
    COUPEVILLE      WA    98239      12.3750       07/18/99
    0710005033                         .0000       09/01/99            00
    0710005033                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4652606                           7.5000        400,000.00        100
    HAMBIDGE            BRIAN         7.5000        387,544.54         ZZ
                                      7.1250          2,796.86         1
                                     12.5000          2,796.86         52
    EASTON          CT    06612      12.1250       07/18/99
    0710005034                         .0000       09/01/99            00
    0710005034                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652607                           7.6250        414,500.00        100
    MILLER-WHITE        MARGARET      7.6250        407,440.21         ZZ
1


                                      7.2500          2,933.81         1
                                     12.6250          2,933.81         71
    MILL VALLEY     CA    94941      12.2500       06/17/99
    0710005097                         .0000       08/01/99            00
    0710005097                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652608                           7.3750        444,000.00        100
    HYMAN               NAOMI         7.3750        436,067.41         ZZ
                                      7.0000          3,066.60         1
                                     12.3750          3,066.60         80
    SAN RAFAEL      CA    94901      12.0000       06/17/99
    0710005108                         .0000       08/01/99            00
    0710005108                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652609                           7.8750        416,000.00        100
    GLICKSTEIN          SCOT          7.8750        409,902.78         ZZ
                                      7.5000          3,016.29         1
                                     12.8750          3,016.29         80
    DIX HILLS       NY    11746      12.5000       08/17/99
    0710005137                         .0000       10/01/99            00
    0710005137                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652610                           7.8750        574,400.00        100
    FELDERMAN           THEODORE      7.8750        537,930.91         ZZ
                                      7.5000          4,164.80         1
                                     12.8750          4,164.80         80
    SYOSSET         NY    11791      12.5000       08/09/99
    0710005138                         .0000       10/01/99            00
    0710005138                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652611                           7.5000        317,000.00        100
    ANDERSON            THOMAS        7.5000        311,738.19         ZZ
                                      7.1250          2,216.51         1
                                     12.5000          2,216.51         80
    LOS ANGELES     CA    90035      12.1250       07/19/99
    0710005171                         .0000       09/01/99            00
    0710005171                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652614                           7.1250        280,000.00        100
    CARROLL             KEVIN         7.1250        275,418.51         ZZ
                                      6.7500          1,886.41         1
                                     12.1250          1,886.41         80
    LINCOLN         RI    02865      11.7500       09/17/99
    0710005265                         .0000       11/01/99            00
    0710005265                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652615                           7.3750        448,000.00        100
    MAYORKAS            ALEJAN        7.3750        440,383.82         ZZ
                                      7.0000          3,094.22         1
                                     12.3750          3,094.22         80
    LOS ANGELES     CA    90035      12.0000       07/18/99
    0710005278                         .0000       09/01/99            00
    0710005278                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652616                           7.3750        380,000.00        100
    ACORD               MICHAEL       7.3750        373,866.50         ZZ
                                      7.0000          2,624.57         1
                                     12.3750          2,624.57         66
    NEW YORK        NY    10128      12.0000       08/19/99
    0710005279                         .0000       10/01/99            00
    0710005279                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           10             0           00/00/00
                                        O             .0000


    4652618                           7.2500        294,500.00        100
    AKERS               ROY           7.2500        289,372.55         ZZ
                                      6.8750          2,009.01         1
                                     12.2500          2,009.01         95
    RANCHO CUCAMON  CA    91730      11.8750       07/18/99
    0710005329                         .0000       09/01/99            04
    0710005329                         .0000       08/01/29           30
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652619                           7.5000        368,000.00        100
    HORGAN              MARK          7.5000        361,891.68         ZZ
                                      7.1250          2,573.11         1
                                     12.5000          2,573.11         80
    NORTHBOROUGH    MA    01532      12.1250       07/18/99
    0710005331                         .0000       09/01/99            00
    0710005331                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652620                           7.5000        277,600.00        100
    BRAUER              WALTER        7.5000        272,992.18         ZZ
                                      7.1250          1,941.02         1
                                     12.5000          1,941.02         80
    CULVER CITY     CA    91234      12.1250       07/18/99
    0710005500                         .0000       09/01/99            00
    0710005500                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652622                           7.6250        388,000.00        100
    METZGER             JAMES         7.6250        381,811.33         ZZ
                                      7.2500          2,746.24         1
                                     12.6250          2,746.24         80
    NORTHBROOK      IL    60062      12.2500       08/20/99
    0710005572                         .0000       10/01/99            00
    0710005572                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
1


    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652624                           7.6250        300,000.00        100
    MEYERS              JAMES         7.6250        294,586.79         ZZ
                                      7.2500          2,123.38         1
                                     12.6250          2,123.38         80
    KIRKLAND        WA    98033      12.2500       07/18/99
    0710005670                         .0000       09/01/99            00
    0710005670                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652625                           7.5000        496,800.00        100
    THOM                FRANK         7.5000        393,360.42         ZZ
                                      7.1250          3,473.70         1
                                     12.5000          2,796.86         80
    MILL VALLEY     CA    94941      12.1250       07/18/99
    0710005684                         .0000       09/01/99            00
    0710005684                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652626                           7.8750        330,000.00        100
    DEMARCO             DEAN          7.8750        274,147.46         ZZ
                                      7.5000          2,392.73         1
                                     12.8750          2,027.61         75
    SPARTA          NJ    07871      12.5000       11/17/99
1


    0710005701                         .0000       01/01/00            00
    0710005701                         .0000       12/01/29            0
    0                                 2.7500       12/01/09        12/01/09
    994/994                            .0000       01/01/10        01/01/10
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652627                           7.6250        428,000.00        100
    HUNTER              GLENN         7.6250        421,415.82         ZZ
                                      7.2500          3,029.36         1
                                     12.6250          3,029.36         80
    RIDGEFIELD      CT    06877      12.2500       08/17/99
    0710005710                         .0000       10/01/99            00
    0710005710                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652628                           7.6250        352,000.00        100
    REARDON             DAVID         7.6250        346,585.11         ZZ
                                      7.2500          2,491.43         1
                                     12.6250          2,491.43         74
    RIDGEFIELD      CT    06877      12.2500       08/17/99
    0710005711                         .0000       10/01/99            00
    0710005711                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652630                           7.5000        700,000.00        100
    SENNETT             TOMAS         7.5000        688,380.90         ZZ
1


                                      7.1250          4,894.50         1
                                     12.5000          4,894.50         59
    MILL VALLEY     CA    94941      12.1250       07/18/99
    0710005755                         .0000       09/01/99            00
    0710005755                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652631                           7.2500        500,000.00        100
    TANSEY              FRANCIS       7.2500        492,172.02         ZZ
                                      6.8750          3,410.88         1
                                     12.2500          3,410.88         55
    CORNWALL        CT    06753      11.8750       09/17/99
    0710005825                         .0000       11/01/99            00
    0710005825                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652632                           7.5000        350,000.00        100
    FALCON              PATRICK       7.5000        344,484.67         ZZ
                                      7.1250          2,447.25         1
                                     12.5000          2,447.25         63
    BIG SKY         MT    59716      12.1250       08/17/99
    0710005929                         .0000       10/01/99            00
    0710005929                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652633                           7.2500        650,000.00        100
    MOLL                LESLIE        7.2500        341,330.62         ZZ
                                      6.8750          4,434.15         1
                                     12.2500          2,367.63         55
    HINSDALE        IL    60521      11.8750       08/17/99
    0710005941                         .0000       10/01/99            00
    0710005941                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652634                           7.2500        500,000.00        100
    WRIGHT              TERRY         7.2500        491,294.70         ZZ
                                      6.8750          3,410.88         1
                                     12.2500          3,410.88         67
    ORINDA          CA    94563      11.8750       07/18/99
    0710006018                         .0000       09/01/99            00
    0710006018                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652635                           7.0000        708,750.00        100
    METSCHER            HENRY         7.0000        696,463.87         ZZ
                                      6.6250          4,715.33         1
                                     12.0000          4,715.33         75
    DUXBURY         MA    02332      11.6250       08/17/99
    0710006074                         .0000       10/01/99            00
    0710006074                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652636                           7.5000        392,000.00        100
    CARTAGENOVA         DIA           7.5000        379,975.07         ZZ
                                      7.1250          2,740.92         1
                                     12.5000          2,740.92         80
    WESTBOROUGH     MA    01581      12.1250       07/18/99
    0710006149                         .0000       09/01/99            00
    0710006149                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652637                           7.3750        720,000.00        100
    SHORE               MARTIN        7.3750        707,949.91         ZZ
                                      7.0000          4,972.86         1
                                     12.3750          4,972.86         77
    BROOKLINE       MA    02445      12.0000       08/17/99
    0710006152                         .0000       10/01/99            00
    0710006152                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652638                           7.3750        303,200.00        100
    BLOSE               KATHERINE     7.3750        298,565.34         ZZ
                                      7.0000          2,094.13         1
                                     12.3750          2,094.13         80
    TRUMBULL        CT    06611      12.0000       09/17/99
    0710006168                         .0000       11/01/99            00
    0710006168                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652641                           7.5000        360,880.00        100
    SULLIVAN            JOHN          7.5000        348,234.12         ZZ
                                      7.1250          2,523.33         1
                                     12.5000          2,523.33         80
    LA HABRA        CA    90631      12.1250       09/17/99
    0710006255                         .0000       11/01/99            00
    0710006255                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652642                           7.7500        111,600.00        100
    SKURSKI             CANDACE       7.7500        107,796.49         ZZ
                                      7.3750            799.52         1
                                     12.7500            799.52         75
    LAS VEGAS       NV    89129      12.3750       08/17/99
    0710006346                         .0000       10/01/99            00
    0710006346                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652643                           7.2500        540,000.00        100
    FROHNEN             DAVID         7.2500        531,073.46         ZZ
                                      6.8750          3,683.75         1
                                     12.2500          3,683.75         80
    HENDERSON       NV    89012      11.8750       08/17/99
    0710006357                         .0000       10/01/99            00
    0710006357                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
1


    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652645                           7.2500        520,000.00        100
    HINSON              DEBORAH       7.2500        511,220.53         ZZ
                                      6.8750          3,547.32         1
                                     12.2500          3,547.32         79
    LAS VEGAS       NV    89134      11.8750       09/02/99
    0710006412                         .0000       10/01/99            00
    0710006412                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652646                           7.3750        325,000.00        100
    DAVID               PAMELA        7.3750        319,754.42         ZZ
                                      7.0000          2,244.69         1
                                     12.3750          2,244.69         52
    SAN FRANCISCO   CA    94122      12.0000       07/26/99
    0710006447                         .0000       10/01/99            00
    0710006447                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    4652647                           7.3750        568,500.00        100
    THURMAN             SUSAN         7.3750        559,324.08         ZZ
                                      7.0000          3,926.48         1
                                     12.3750          3,926.48         76
    BEND            OR    97707      12.0000       08/17/99
1


    0710006468                         .0000       10/01/99            00
    0710006468                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652648                           6.7500        320,000.00        100
    ZORNBERG            ERIC          6.7500        307,986.31         ZZ
                                      6.3750          2,075.51         1
                                     11.7500          2,075.51         74
    SHARON          MA    02067      11.3750       08/17/99
    0710006484                         .0000       10/01/99            00
    0710006484                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652649                           7.6250        288,000.00        100
    BEAUMARIAGE         DAL           7.6250        173,608.94         ZZ
                                      7.2500          2,038.45         1
                                     12.6250          1,253.43         75
    GOLDEN          CO    80401      12.2500       08/06/99
    0710006648                         .0000       09/01/99            00
    0710006648                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652650                           7.2500        100,000.00        100
    THOMPSON            BRADLE        7.2500         98,323.56         ZZ
1


                                      6.8750            682.18         1
                                     12.2500            682.18         47
    PHOENIX         AZ    85021      11.8750       09/17/99
    0710006651                         .0000       11/01/99            00
    0710006651                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    4652651                           7.5000        452,000.00        100
    MCMONIGLE           E             7.5000        444,877.31         ZZ
                                      7.1250          3,160.45         1
                                     12.5000          3,160.45         80
    LAKE ARROWHEAD  CA    92352      12.1250       08/17/99
    0710006662                         .0000       10/01/99            00
    0710006662                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652653                           6.7500        500,809.00        100
    MOLOGNE             TIMOTHY       6.7500        492,188.12         ZZ
                                      6.3750          3,248.23         1
                                     11.7500          3,248.23         80
    SAN DIEGO       CA    92130      11.3750       09/17/99
    0710006697                         .0000       11/01/99            00
    0710006697                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652654                           7.5000        452,000.00        100
    KANN                KENNETH       7.5000        444,877.31         ZZ
                                      7.1250          3,160.45         1
                                     12.5000          3,160.45         80
    SAN FRANCISCO   CA    94122      12.1250       08/17/99
    0710006718                         .0000       10/01/99            00
    0710006718                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652655                           7.1250      1,000,000.00        100
    SPRINZEN            JUDITH        7.1250        983,965.95         ZZ
                                      6.7500          6,737.19         1
                                     12.1250          6,737.19         52
    KENTFIELD       CA    94904      11.7500       09/17/99
    0710006745                         .0000       11/01/99            00
    0710006745                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652656                           7.3750        275,200.00        100
    THOMPSON            SUSAN         7.3750        269,363.24         ZZ
                                      7.0000          1,900.74         1
                                     12.3750          1,900.74         80
    VENTURA         CA    93001      12.0000       08/17/99
    0710006750                         .0000       10/01/99            00
    0710006750                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652657                           7.5000        338,400.00        100
    HIRSCHAUER          JOHN          7.5000        330,707.32         ZZ
                                      7.1250          2,366.14         1
                                     12.5000          2,366.14         80
    SOUTHBURY       CT    06488      12.1250       08/17/99
    0710006816                         .0000       10/01/99            00
    0710006816                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652659                           7.7500        784,000.00        100
    COHEN               MARC          7.7500        772,227.22         ZZ
                                      7.3750          5,616.67         1
                                     12.7500          5,616.67         80
    SAN RAFAEL      CA    94901      12.3750       08/09/99
    0710006853                         .0000       10/01/99            00
    0710006853                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652660                           7.6250        304,000.00        100
    WRIGHT              STEPHANI      7.6250        298,630.38         ZZ
                                      7.2500          2,151.69         1
                                     12.6250          2,151.69         80
    SNOHOMISH       WA    98290      12.2500       08/17/99
    0710006881                         .0000       10/01/99            00
    0710006881                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652661                           7.5000        356,000.00        100
    ROACH               RICHARD       7.5000        350,390.19         ZZ
                                      7.1250          2,489.20         1
                                     12.5000          2,489.20         80
    POWAY           CA    92064      12.1250       08/17/99
    0710006896                         .0000       10/01/99            00
    0710006896                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652663                           7.5000      1,000,000.00        100
    GERMAN              DANIEL        7.5000        984,241.77         ZZ
                                      7.1250          6,992.15         2
                                     12.5000          6,992.15         48
    SAN FRANCISCO   CA    94115      12.1250       08/17/99
    0710006967                         .0000       10/01/99            00
    0710006967                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652665                           7.5000        334,000.00        100
    CREGG               JAMES         7.5000        313,342.25         ZZ
                                      7.1250          2,335.38         1
                                     12.5000          2,335.38         80
    CLAREMONT       CA    91711      12.1250       08/17/99
    0710007056                         .0000       10/01/99            00
    0710007056                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
1


    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652666                           7.8750        302,500.00        100
    KINSEY              DAVID         7.8750        297,993.19         ZZ
                                      7.5000          2,193.33         1
                                     12.8750          2,193.33         80
    TEMPE           AZ    85284      12.5000       09/17/99
    0710007099                         .0000       11/01/99            00
    0710007099                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652667                           7.7500        290,000.00        100
    ECKERD              WILLIAM       7.7500        285,645.18         ZZ
                                      7.3750          2,077.60         1
                                     12.7500          2,077.60         45
    WESTPORT        CT    06880      12.3750       08/17/99
    0710007108                         .0000       10/01/99            00
    0710007108                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652668                           7.6250        324,900.00        100
    SMIEGOWSKI          KRAI          7.6250        320,167.17         ZZ
                                      7.2500          2,299.62         1
                                     12.6250          2,299.62         75
    CASTLE ROCK     CO    80104      12.2500       09/17/99
1


    0710007129                         .0000       11/01/99            00
    0710007129                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652670                           7.7500        276,750.00        100
    HOOGTERP            DANIEL        7.7500        272,814.96         ZZ
                                      7.3750          1,982.67         1
                                     12.7500          1,982.67         75
    MONROE          CT    06468      12.3750       09/17/99
    0710007319                         .0000       11/01/99            00
    0710007319                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652671                           7.8750        506,250.00        100
    WADE                JOHN          7.8750        499,224.62         ZZ
                                      7.5000          3,670.66         1
                                     12.8750          3,670.66         75
    FRESNO          CA    93711      12.5000       09/01/99
    0710007343                         .0000       11/01/99            00
    0710007343                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652674                           7.8750        569,600.00        100
    SMEREK              STEPHEN       7.8750        561,251.44         ZZ
1


                                      7.5000          4,130.00         1
                                     12.8750          4,130.00         80
    PALOS VERDES E  CA    90275      12.5000       08/23/99
    0710007373                         .0000       10/01/99            00
    0710007373                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652675                           7.5000        324,000.00        100
    MARINO              JAMES         7.5000        316,010.34         ZZ
                                      7.1250          2,265.46         1
                                     12.5000          2,265.46         80
    UPLAND          CA    91784      12.1250       08/17/99
    0710007382                         .0000       10/01/99            00
    0710007382                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652676                           7.5000        398,422.00        100
    WAY                 FRANK         7.5000        392,476.55         ZZ
                                      7.1250          2,785.82         1
                                     12.5000          2,785.82         80
    CLAREMONT       CA    91711      12.1250       09/17/99
    0710007385                         .0000       11/01/99            00
    0710007385                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652677                           7.3750        350,000.00        100
    LUEDEKE             JOHN          7.3750        344,350.86         ZZ
                                      7.0000          2,417.36         1
                                     12.3750          2,417.36         68
    UPLAND          CA    91786      12.0000       08/17/99
    0710007386                         .0000       10/01/99            00
    0710007386                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652679                           7.8750        614,000.00        100
    KIMIABAKHSH         SHABNAM       7.8750        605,104.36         ZZ
                                      7.5000          4,451.93         1
                                     12.8750          4,451.93         50
    BEVERLY HILLS   CA    90210      12.5000       09/23/99
    0710007458                         .0000       11/01/99            00
    0710007458                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652680                           7.8750        296,000.00        100
    FARRAH              ANDRE         7.8750        290,850.98         ZZ
                                      7.5000          2,146.21         1
                                     12.8750          2,146.21         80
    ATKINSON        NH    03811      12.5000       10/15/99
    0710007459                         .0000       12/01/99            00
    0710007459                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652681                           7.7500        616,800.00        100
    GARDNER             CHRISTOPH     7.7500        608,029.89         ZZ
                                      7.3750          4,418.83         1
                                     12.7500          4,418.83         80
    ORINDA          CA    94563      12.3750       08/25/99
    0710007481                         .0000       11/01/99            00
    0710007481                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652682                           7.8750        580,000.00        100
    LUND                DENNIS        7.8750        507,560.07         ZZ
                                      7.5000          4,205.40         1
                                     12.8750          4,205.40         75
    BOTHELL         WA    98012      12.5000       09/07/99
    0710007487                         .0000       11/01/99            00
    0710007487                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652683                           8.0000        297,600.00        100
    GHAZI               FREIDOON      8.0000        242,562.93         ZZ
                                      7.6250          2,183.68         1
                                     13.0000          2,183.68         80
    SAN DIEGO       CA    92128      12.6250       09/17/99
    0710007518                         .0000       11/01/99            00
    0710007518                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652684                           7.7500        735,000.00        100
    MILLER              PETER         7.7500        721,484.64         ZZ
                                      7.3750          5,265.63         1
                                     12.7500          5,457.35         70
    HINSDALE        IL    60521      12.3750       10/22/99
    0710007578                         .0000       12/01/99            00
    0710007578                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652685                           7.8750        330,000.00        100
    GIUSTI              ROBERT        7.8750        325,675.86         ZZ
                                      7.5000          2,392.73         1
                                     12.8750          2,392.73         43
    BRIDGEWATER     CT    06752      12.5000       10/15/99
    0710007587                         .0000       12/01/99            00
    0710007587                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652687                           7.6250        532,800.00        100
    BLASDELL            THOMAS        7.6250        525,038.53         ZZ
                                      7.2500          3,771.13         1
                                     12.6250          3,771.13         80
    STUDIO CITY     CA    91604      12.2500       09/01/99
    0710007684                         .0000       11/01/99            00
    0710007684                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
1


    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652688                           7.8750        223,400.00        100
    COLEMAN             DONALD        7.8750        220,283.44         ZZ
                                      7.5000          1,619.81         1
                                     12.8750          1,619.81         77
    VENTURA         CA    93004      12.5000       08/31/99
    0710007706                         .0000       11/01/99            00
    0710007706                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652689                           7.7500        420,000.00        100
    SMALL               LEO           7.7500        410,147.93         ZZ
                                      7.3750          3,008.93         1
                                     12.7500          3,008.93         80
    SAN CLEMENTE    CA    92672      12.3750       08/17/99
    0710007788                         .0000       10/01/99            00
    0710007788                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4652690                           7.6250        292,425.00        100
    PAVEL               JAMES         7.6250        286,000.99         ZZ
                                      7.2500          2,069.77         1
                                     12.6250          2,069.77         75
    PORTLAND        OR    97212      12.2500       09/17/99
1


    0710007791                         .0000       11/01/99            00
    0710007791                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652691                           7.8750        497,000.00        100
    HIRSCHMANN          RUDO          7.8750        490,103.00         ZZ
                                      7.5000          3,603.59         1
                                     12.8750          3,603.59         72
    PACIFIC PALISA  CA    90272      12.5000       09/03/99
    0710007883                         .0000       11/01/99            00
    0710007883                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652692                           7.6250      1,000,000.00        100
    MATTHES             ANDREW        7.6250        986,243.23         ZZ
                                      7.2500          7,077.94         1
                                     12.6250          7,077.94         36
    KENTFIELD       CA    94904      12.2500       10/19/99
    0710007952                         .0000       12/01/99            00
    0710007952                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652693                           7.7500        300,000.00        100
    PATERSON            DOUGLA        7.7500        295,495.02         ZZ
1


                                      7.3750          2,149.24         1
                                     12.7500          2,149.24         52
    LOS ANGELES     CA    90064      12.3750       08/17/99
    0710007973                         .0000       10/01/99            00
    0710007973                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652695                           7.7500        192,355.00        100
    MCNEIL              DAVID         7.7500        189,520.94         ZZ
                                      7.3750          1,378.05         1
                                     12.7500          1,378.05         85
    RANCHO SANTA M  CA    92688      12.3750       10/15/99
    0710008067                         .0000       12/01/99            14
    0710008067                         .0000       11/01/29           12
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652696                           7.8750        197,300.00        100
    STONE               RALPH         7.8750        194,562.01         ZZ
                                      7.5000          1,430.56         1
                                     12.8750          1,430.56         79
    SAN PEDRO       CA    90731      12.5000       09/14/99
    0710008115                         .0000       11/01/99            00
    0710008115                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652697                           7.7500        307,500.00        100
    JACOBS              GARY          7.7500        303,127.71         ZZ
                                      7.3750          2,202.97         1
                                     12.7500          2,202.97         75
    NOVATO          CA    94947      12.3750       09/17/99
    0710008206                         .0000       11/01/99            00
    0710008206                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652698                           7.5000        450,000.00        100
    RESNICK             JEFFREY       7.5000        443,658.26         ZZ
                                      7.1250          3,146.47         1
                                     12.5000          3,146.47         46
    NEW YORK        NY    10023      12.1250       10/13/99
    0710008225                         .0000       12/01/99            00
    0710008225                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           12             0           00/00/00
                                        O             .0000


    4652699                           7.3750        450,000.00        100
    CORNEAU             YVONNE        7.3750        443,883.74         ZZ
                                      7.0000          3,108.04         1
                                     12.3750          3,108.04         69
    SOUTH WINDSOR   CT    06074      12.0000       11/24/99
    0710008227                         .0000       01/01/00            00
    0710008227                         .0000       12/01/29            0
    0                                 2.7500       12/01/09        12/01/09
    994/994                            .0000       01/01/10        01/01/10
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652701                           7.8750        320,000.00        100
    HEYBURN_JR          HENRY         7.8750        315,806.99         ZZ
                                      7.5000          2,320.22         1
                                     12.8750          2,320.22         72
    BRUNSWICK       ME    04011      12.5000       10/25/99
    0710008244                         .0000       12/01/99            00
    0710008244                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652703                           7.7500      1,000,000.00        100
    ZANCA               BRUCE         7.7500        985,781.30         ZZ
                                      7.3750          7,164.12         1
                                     12.7500          7,164.12         61
    NEW CANAAN      CT    06840      12.3750       09/17/99
    0710008286                         .0000       11/01/99            00
    0710008286                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652704                           7.8750        416,000.00        100
    FINKELSTEIN         ELI           7.8750        409,722.28         ZZ
                                      7.5000          3,016.29         1
                                     12.8750          3,016.29         80
    SAN FRANCISCO   CA    94131      12.5000       09/17/99
    0710008463                         .0000       11/01/99            00
    0710008463                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652705                           7.8750        864,000.00        100
    KIME                CHARLES       7.8750        852,009.89         ZZ
                                      7.5000          6,264.60         1
                                     12.8750          6,264.60         80
    FARMINGTON      CT    06032      12.5000       09/30/99
    0710008479                         .0000       11/01/99            00
    0710008479                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652706                           8.0000        396,000.00        100
    STERLING            BARBARA       8.0000        390,936.33         ZZ
                                      7.6250          2,905.71         1
                                     13.0000          2,905.71         80
    HERMOSA BEACH   CA    90254      12.6250       10/01/99
    0710008547                         .0000       12/01/99            00
    0710008547                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652707                           7.7500        492,500.00        100
    CARPENTER           KENNE         7.7500        485,496.57         ZZ
                                      7.3750          3,528.33         1
                                     12.7500          3,528.33         80
    ORINDA          CA    94563      12.3750       09/17/99
    0710008567                         .0000       11/01/99            00
    0710008567                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
1


    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652708                           7.6250        554,000.00        100
    BODEN               KEN           7.6250        546,379.17         ZZ
                                      7.2500          3,921.18         1
                                     12.6250          3,921.18         80
    UPLAND          CA    91784      12.2500       10/01/99
    0710008699                         .0000       12/01/99            00
    0710008699                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652709                           8.0000        396,000.00        100
    DALY                TODD          8.0000        390,936.33         ZZ
                                      7.6250          2,905.71         1
                                     13.0000          2,905.71         80
    NORTHRIDGE      CA    91326      12.6250       10/05/99
    0710008847                         .0000       12/01/99            00
    0710008847                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652710                           7.8750        352,500.00        100
    BARBER              JOHN          7.8750        348,152.21         ZZ
                                      7.5000          2,555.87         1
                                     12.8750          2,555.87         75
    CLAREMONT       CA    91711      12.5000       11/11/99
1


    0710008881                         .0000       01/01/00            00
    0710008881                         .0000       12/01/29            0
    0                                 2.7500       12/01/09        12/01/09
    994/994                            .0000       01/01/10        01/01/10
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652711                           7.8750        450,000.00        100
    FINNEGAN_JR         CHARLES       7.8750        435,083.53         ZZ
                                      7.5000          3,262.81         1
                                     12.8750          3,262.81         75
    LITCHFIELD      CT    06759      12.5000       10/25/99
    0710009002                         .0000       12/01/99            00
    0710009002                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652712                           6.7500        299,000.00        100
    CURRIE              CHARLES       6.7500        293,198.88         ZZ
                                      6.3750          1,939.31         1
                                     11.7500          1,939.31         80
    SUGAR LAND      TX    77479      11.3750       07/18/99
    0730000687                         .0000       09/01/99            00
    0730000687                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652713                           7.3750        410,000.00        100
    MARLOW              TEDFORD       7.3750        401,958.67         ZZ
1


                                      7.0000          2,831.77         1
                                     12.3750          2,831.77         61
    WOODSTOCK       VT    05091      12.0000       04/17/99
    0730001543                         .0000       06/01/99            00
    0730001543                         .0000       05/01/29            0
    0                                 2.7500       05/01/09        05/01/09
    994/994                            .0000       06/01/09        06/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652714                           7.0000        295,000.00        100
    RICH                DAVID         7.0000        283,393.39         ZZ
                                      6.6250          1,962.64         1
                                     12.0000          1,962.64         58
    LAKE IN THE HI  IL    60102      11.6250       09/17/99
    0730001973                         .0000       11/01/99            00
    0730001973                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652715                           6.7500        400,000.00        100
    PETKO               MICHAEL       6.7500        391,958.65         ZZ
                                      6.3750          2,594.39         1
                                     11.7500          2,594.39         88
    YORBA LINDA     CA    92887      11.3750       06/17/99
    0730002407                         .0000       08/01/99            04
    0730002407                         .0000       07/01/29           25
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652716                           7.1250        439,450.00        100
    DAUGHERTY           THOMA         7.1250        431,217.01         ZZ
                                      6.7500          2,960.66         1
                                     12.1250          2,960.66         85
    GLEN ALLEN      VA    23058      11.7500       06/17/99
    0730002688                         .0000       08/01/99            04
    0730002688                         .0000       07/01/29           25
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652717                           7.5000        432,000.00        100
    SNYDER              W             7.5000        424,463.83         ZZ
                                      7.1250          3,020.61         1
                                     12.5000          3,020.61         80
    PRINCETON JUNC  NJ    08550      12.1250       07/01/99
    0730002972                         .0000       08/01/99            00
    0730002972                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652719                           7.6250        375,000.00        100
    NOTMAN              DONALD        7.6250        368,923.06         ZZ
                                      7.2500          2,654.23         1
                                     12.6250          2,654.23         65
    KENNEBUNKPORT   ME    04046      12.2500       07/18/99
    0730003177                         .0000       09/01/99            00
    0730003177                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652721                           7.6250        404,000.00        100
    ROBINSON            JAMES         7.6250        397,464.62         ZZ
                                      7.2500          2,859.49         1
                                     12.6250          2,859.49         50
    HINESBURG       VT    05461      12.2500       09/17/99
    0730003424                         .0000       11/01/99            00
    0730003424                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652722                           6.7500        432,000.00        100
    FARRELL             MICHAEL       6.7500        423,315.41         ZZ
                                      6.3750          2,801.94         1
                                     11.7500          2,801.94         80
    CRYSTAL LAKE    IL    60012      11.3750       06/17/99
    0730003500                         .0000       08/01/99            00
    0730003500                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652723                           7.3750        328,000.00        100
    CUTLER              ROBERT        7.3750        322,423.89         ZZ
                                      7.0000          2,265.41         1
                                     12.3750          2,265.41         80
    SANIBEL         FL    33957      12.0000       07/18/99
    0730003506                         .0000       09/01/99            00
    0730003506                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652724                           7.0000        600,000.00        100
    HIBBITT             WILLIAM       7.0000        589,046.66         ZZ
                                      6.6250          3,991.81         1
                                     12.0000          3,991.81         80
    STAMFORD        CT    06903      11.6250       07/16/99
    0730003572                         .0000       09/01/99            00
    0730003572                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652725                           7.1250        383,000.00        100
    ENGELMAN            STEVE         7.1250        371,851.77         ZZ
                                      6.7500          2,580.34         1
                                     12.1250          2,580.34         80
    FAIRFIELD       CT    06430      11.7500       06/17/99
    0730003583                         .0000       08/01/99            00
    0730003583                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652726                           7.6250        600,000.00        100
    BARNES              JAMES         7.6250        386,933.10         ZZ
                                      7.2500          4,246.76         1
                                     12.6250          4,246.76         80
    EDGEWATER       MD    21037      12.2500       08/12/99
    0730003623                         .0000       10/01/99            00
    0730003623                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
1


    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652727                           6.5000        384,000.00        100
    PARK                GLEN          6.5000        376,154.89         ZZ
                                      6.1250          2,427.14         1
                                     11.5000          2,427.14         80
    NEW YORK        NY    10025      11.1250       07/18/99
    0730003735                         .0000       09/01/99            00
    0730003735                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    4652728                           6.7500        295,200.00        100
    BOOTH               MICHAEL       6.7500        289,551.44         ZZ
                                      6.3750          1,914.66         1
                                     11.7500          1,914.66         80
    CARY            IL    60013      11.3750       07/18/99
    0730003822                         .0000       09/01/99            00
    0730003822                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652729                           6.6250        336,000.00        100
    WEISS               DAVID         6.6250        328,562.38         ZZ
                                      6.2500          2,151.44         1
                                     11.6250          2,151.44         80
    PITTSBURGH      PA    15241      11.2500       07/18/99
1


    0730003913                         .0000       09/01/99            00
    0730003913                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652730                           6.7500        450,000.00        100
    ROHR                DARRIN        6.7500        441,389.38         ZZ
                                      6.3750          2,918.69         1
                                     11.7500          2,918.69         66
    ALAMO           CA    94507      11.3750       07/18/99
    0730003920                         .0000       09/01/99            00
    0730003920                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652731                           6.7500        280,000.00        100
    JACKSON             RICKY         6.7500        274,642.36         ZZ
                                      6.3750          1,816.07         1
                                     11.7500          1,816.07         80
    HOLLISTER       CA    95028      11.3750       07/18/99
    0730003931                         .0000       09/01/99            00
    0730003931                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652732                           6.6250        299,000.00        100
    LUCIO               RUDOLFO       6.6250        292,501.78         ZZ
1


                                      6.2500          1,914.53         1
                                     11.6250          1,914.53         76
    MORRISON        CO    80465      11.2500       06/28/99
    0730004010                         .0000       08/01/99            00
    0730004010                         .0000       07/01/29            0
    0                                 2.7500       07/01/09        07/01/09
    994/994                            .0000       08/01/09        08/01/09
      45                              2.7500          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652733                           7.5000        288,000.00        100
    ALCORN              LOWELL        7.5000        283,461.62         ZZ
                                      7.1250          2,013.74         1
                                     12.5000          2,013.74         80
    CONCORD         NC    28027      12.1250       08/17/99
    0730004014                         .0000       10/01/99            00
    0730004014                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652736                           7.2500        596,000.00        100
    LIEPMANN            HOLGER        7.2500        585,623.24         ZZ
                                      6.8750          4,065.77         1
                                     12.2500          4,065.77         80
    LAKE FOREST     IL    60045      11.8750       07/06/99
    0730004138                         .0000       09/01/99            00
    0730004138                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652737                           7.1250        650,000.00        100
    SCHAEFER            ANN           7.1250        611,835.69         ZZ
                                      6.7500          4,379.17         1
                                     12.1250          4,379.17         80
    STAMFORD        CT    06903      11.7500       07/09/99
    0730004176                         .0000       09/01/99            00
    0730004176                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652738                           7.5000        349,600.00        100
    HAMBY               JAMES         7.5000        344,091.02         ZZ
                                      7.1250          2,444.45         1
                                     12.5000          2,444.45         80
    VIENNA          VA    22180      12.1250       08/17/99
    0730004197                         .0000       10/01/99            00
    0730004197                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652739                           7.2500        300,000.00        100
    TRADER              KEN           7.2500        294,776.77         ZZ
                                      6.8750          2,046.53         1
                                     12.2500          2,046.53         43
    LAKE ZURICH     IL    60047      11.8750       07/18/99
    0730004198                         .0000       09/01/99            00
    0730004198                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652740                           7.3750        285,300.00        100
    MIRDAMADI           MASSO         7.3750        273,928.67         ZZ
                                      7.0000          1,970.50         1
                                     12.3750          1,970.50         90
    SIMPSONVILLE    SC    29681      12.0000       07/18/99
    0730004202                         .0000       09/01/99            04
    0730004202                         .0000       08/01/29           25
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652741                           7.2500        311,877.00        100
    TYUS                ALVIN         7.2500        306,447.03         ZZ
                                      6.8750          2,127.55         1
                                     12.2500          2,127.55         90
    ROCHESTER       MI    48307      11.8750       07/18/99
    0730004210                         .0000       09/01/99            04
    0730004210                         .0000       08/01/29           25
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652742                           7.3750        600,000.00        100
    TAYLOR              JACK          7.3750        590,315.60         ZZ
                                      7.0000          4,144.05         1
                                     12.3750          4,144.05         61
    DALLAS          TX    75230      12.0000       08/17/99
    0730004243                         .0000       10/01/99            00
    0730004243                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652743                           7.1250        310,000.00        100
    SCHWARTZ            WILLIA        7.1250        305,029.42         ZZ
                                      6.7500          2,088.53         1
                                     12.1250          2,088.53         66
    GLEN ELLYN      IL    60137      11.7500       09/17/99
    0730004256                         .0000       11/01/99            00
    0730004256                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652744                           7.0000        450,000.00        100
    GORT                STEPHEN       7.0000        438,215.96         ZZ
                                      6.6250          2,993.86         1
                                     12.0000          2,993.86         69
    GENEVA          IL    60134      11.6250       07/18/99
    0730004261                         .0000       09/01/99            00
    0730004261                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652746                           7.3750        875,000.00        100
    HILL                ANNE          7.3750        860,021.32         ZZ
                                      7.0000          6,043.41         1
                                     12.3750          6,043.41         67
    WESTLAKE VILLA  CA    91362      12.0000       07/12/99
    0730004277                         .0000       09/01/99            00
    0730004277                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
1


    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652748                           7.5000        400,000.00        100
    BURQUEST-FULTZ      P             7.5000        393,360.44         ZZ
                                      7.1250          2,796.86         1
                                     12.5000          2,796.86         88
    MC LEAN         VA    22101      12.1250       07/18/99
    0730004324                         .0000       09/01/99            04
    0730004324                         .0000       08/01/29           25
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652749                           7.5000        294,400.00        100
    KING                FREDERICK     7.5000        286,885.86         ZZ
                                      7.1250          2,058.49         1
                                     12.5000          2,058.49         80
    MILFORD         MI    48380      12.1250       07/18/99
    0730004385                         .0000       09/01/99            00
    0730004385                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652750                           7.2500        372,600.00        100
    GILROY              MARTIN        7.2500        366,112.76         ZZ
                                      6.8750          2,541.79         1
                                     12.2500          2,541.79         90
    CARY            IL    60013      11.8750       07/18/99
1


    0730004420                         .0000       09/01/99            04
    0730004420                         .0000       08/01/29           25
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652751                           7.6250        836,000.00        100
    CRAWFORD            RUSSEL        7.6250        822,452.56         ZZ
                                      7.2500          5,917.16         1
                                     12.6250          5,917.16         76
    NEW CANAAN      CT    06840      12.2500       07/26/99
    0730004426                         .0000       09/01/99            00
    0730004426                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652753                           7.2500        400,000.00        100
    HICKEY              CHRISTOP      7.2500        393,387.61         ZZ
                                      6.8750          2,728.71         1
                                     12.2500          2,728.71         80
    MCLEAN          VA    22101      11.8750       08/17/99
    0730004466                         .0000       10/01/99            00
    0730004466                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652755                           7.2500        650,000.00        100
    CREAN               LEONORA       7.2500        394,203.41         ZZ
1


                                      6.8750          4,434.15         1
                                     12.2500          3,781.13         77
    GARDEN CITY     NY    11530      11.8750       08/30/99
    0730004585                         .0000       10/01/99            00
    0730004585                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652756                           7.1250        249,350.00        100
    BUSSIERE            RONALD        7.1250        245,128.72         ZZ
                                      6.7500          1,679.92         1
                                     12.1250          1,679.92         95
    WASHINGTON      NJ    07882      11.7500       08/13/99
    0730004614                         .0000       10/01/99            10
    0730004614                         .0000       09/01/29           30
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652757                           6.7500        535,500.00        100
    SMITH               CHARLES       6.7500        525,769.18         ZZ
                                      6.3750          3,473.24         1
                                     11.7500          3,473.24         85
    DAVIDSON        NC    28036      11.3750       08/12/99
    0730004619                         .0000       10/01/99            10
    0730004619                         .0000       09/01/29           12
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    4652758                           7.5000        484,000.00        100
    MACDONALD           JOHN          7.5000        476,373.04         ZZ
                                      7.1250          3,384.20         1
                                     12.5000          3,384.20         80
    MORAGA          CA    94556      12.1250       08/17/99
    0730004639                         .0000       10/01/99            00
    0730004639                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652759                           7.5000        424,000.00        100
    JOHNSON             HENRY         7.5000        416,962.07         ZZ
                                      7.1250          2,964.67         1
                                     12.5000          2,964.67         80
    ATLANTA         GA    30345      12.1250       07/18/99
    0730004659                         .0000       09/01/99            00
    0730004659                         .0000       08/01/29            0
    0                                 2.7500       08/01/09        08/01/09
    994/994                            .0000       09/01/09        09/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652760                           7.7500      1,000,000.00        100
    DELGREENEWALT       F             7.7500        984,650.71         ZZ
                                      7.3750          7,164.12         1
                                     12.7500          7,164.12         62
    CHARLOTTESVILL  VA    22901      12.3750       09/17/99
    0730004663                         .0000       11/01/99            00
    0730004663                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652762                           6.6250        410,000.00        100
    RAVIZZA             ALLEN         6.6250        401,217.97         ZZ
                                      6.2500          2,625.27         1
                                     11.6250          2,625.27         63
    ANDOVER         MA    01810      11.2500       08/17/99
    0730004726                         .0000       10/01/99            00
    0730004726                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652763                           7.0000        310,500.00        100
    LYDEN               CHRISTOPH     7.0000        304,825.74         ZZ
                                      6.6250          2,065.76         1
                                     12.0000          2,065.76         90
    CAVE CREEK      AZ    85331      11.6250       08/17/99
    0730004758                         .0000       10/01/99            04
    0730004758                         .0000       09/01/29           25
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652765                           6.7500        257,200.00        100
    TOWERY              JAMES         6.7500        252,505.31         ZZ
                                      6.3750          1,668.19         1
                                     11.7500          1,668.19         80
    LAKE ARROWHEAD  CA    92352      11.3750       08/25/99
    0730004854                         .0000       10/01/99            00
    0730004854                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652766                           7.0000        350,000.00        100
    KOLKA               RONALD        7.0000        344,063.10         ZZ
                                      6.6250          2,328.56         1
                                     12.0000          2,328.56         43
    ROCHESTER HILL  MI    48306      11.6250       09/17/99
    0730004863                         .0000       11/01/99            00
    0730004863                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652767                           7.2500        308,000.00        100
    WILLIAMS            WILLIA        7.2500        302,908.58         ZZ
                                      6.8750          2,101.10         1
                                     12.2500          2,101.10         80
    CRYSTAL LAKE    IL    60012      11.8750       08/17/99
    0730004913                         .0000       10/01/99            00
    0730004913                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652768                           6.7500        279,000.00        100
    CORET               JOEL          6.7500        273,930.09         ZZ
                                      6.3750          1,809.59         1
                                     11.7500          1,809.59         90
    WASHINGTON TOW  NJ    08691      11.3750       08/17/99
    0730004929                         .0000       10/01/99            04
    0730004929                         .0000       09/01/29           25
    0                                 2.7500       09/01/09        09/01/09
1


    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652769                           7.3750        650,000.00        100
    CANNIZZARO          EDWARD        7.3750        639,508.61         ZZ
                                      7.0000          4,489.39         1
                                     12.3750          4,489.39         77
    RIDGEFIELD      CT    06877      12.0000       08/23/99
    0730004934                         .0000       10/01/99            00
    0730004934                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652771                           7.6250        324,800.00        100
    LASEK               CHARLES       7.6250        298,651.58         ZZ
                                      7.2500          2,298.91         1
                                     12.6250          2,298.91         91
    CARLSBAD        CA    92008      12.2500       10/04/99
    0730005033                         .0000       12/01/99            04
    0730005033                         .0000       11/01/29           25
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652772                           6.8750        379,200.00        100
    GRADY               KEVIN         6.8750        372,469.59         ZZ
                                      6.5000          2,491.07         1
                                     11.8750          2,491.07         80
    VERO BEACH      FL    32963      11.5000       08/17/99
1


    0730005078                         .0000       10/01/99            00
    0730005078                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652773                           7.2500        609,600.00        100
    SWAN                DOUGLAS       7.2500        599,330.15         ZZ
                                      6.8750          4,158.55         1
                                     12.2500          4,158.55         80
    OAK PARK        CA    91377      11.8750       08/17/99
    0730005107                         .0000       10/01/99            00
    0730005107                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652774                           6.8750        395,400.00        100
    MOHR                THOMAS        6.8750        383,298.01         ZZ
                                      6.5000          2,597.50         1
                                     11.8750          2,597.50         90
    GREENSBORO      NC    27410      11.5000       08/17/99
    0730005128                         .0000       10/01/99            04
    0730005128                         .0000       09/01/29           25
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652775                           7.7500        297,000.00        100
    BENESKI             MICHELL       7.7500        292,539.92         ZZ
1


                                      7.3750          2,127.74         1
                                     12.7500          2,127.74         90
    BRIDGEWATER     MA    02324      12.3750       09/03/99
    0730005164                         .0000       10/01/99            04
    0730005164                         .0000       09/01/29           25
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652776                           7.5000        400,000.00        100
    ARTUSI              DANIEL        7.5000        394,030.87         ZZ
                                      7.1250          2,796.86         1
                                     12.5000          2,796.86         71
    AUSTIN          TX    78746      12.1250       09/17/99
    0730005203                         .0000       11/01/99            00
    0730005203                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652778                           7.5000        337,500.00        100
    JOHNSON             KEVIN         7.5000        332,463.56         ZZ
                                      7.1250          2,359.85         1
                                     12.5000          2,359.85         90
    TROY            MI    48098      12.1250       09/17/99
    0730005254                         .0000       11/01/99            04
    0730005254                         .0000       10/01/29           25
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4652779                           7.5000        340,000.00        100
    KOONTZ              LANA          7.5000        332,882.52         ZZ
                                      7.1250          2,377.33         1
                                     12.5000          2,377.33         80
    HAMILTON        OH    45011      12.1250       08/17/99
    0730005409                         .0000       10/01/99            00
    0730005409                         .0000       09/01/29            0
    0                                 2.7500       09/01/09        09/01/09
    994/994                            .0000       10/01/09        10/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652780                           7.7500        352,000.00        100
    CAMPBELL            ERIC          7.7500        347,273.97         ZZ
                                      7.3750          2,521.77         1
                                     12.7500          2,521.77         62
    PLANDOME        NY    11030      12.3750       10/15/99
    0730005423                         .0000       12/01/99            00
    0730005423                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652781                           7.2500        324,000.00        100
    SCHALK              DONALD        7.2500        318,654.25         ZZ
                                      6.8750          2,210.25         1
                                     12.2500          2,210.25         80
    WYOMISSING      PA    19610      11.8750       11/05/99
    0730005499                         .0000       01/01/00            00
    0730005499                         .0000       12/01/29            0
    0                                 2.7500       12/01/09        12/01/09
    994/994                            .0000       01/01/10        01/01/10
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652782                           7.6250        273,000.00        100
    COOK                GREGORY       7.6250        269,457.83         ZZ
                                      7.2500          1,932.28         1
                                     12.6250          1,932.28         70
    DAVIS           CA    95616      12.2500       11/15/99
    0730005500                         .0000       01/01/00            00
    0730005500                         .0000       12/01/29            0
    0                                 2.7500       12/01/09        12/01/09
    994/994                            .0000       01/01/10        01/01/10
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652783                           7.5000        288,876.00        100
    BERRY               KEVIN         7.5000        284,805.09         ZZ
                                      7.1250          2,019.86         1
                                     12.5000          2,019.86         80
    ESTERO          FL    33928      12.1250       10/15/99
    0730005528                         .0000       12/01/99            00
    0730005528                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652786                           7.6250         96,500.00        100
    SOBIERALSKI         PHYLLIS       7.6250         94,909.86         ZZ
                                      7.2500            683.02         1
                                     12.6250            683.02         47
    BRONX           NY    10470      12.2500       10/22/99
    0730005577                         .0000       12/01/99            00
    0730005577                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652787                           7.3750        316,800.00        100
    LUTHER              KENNETH       7.3750        312,226.65         ZZ
                                      7.0000          2,188.06         1
                                     12.3750          2,188.06         90
    ANTIOCH         CA    94509      12.0000       10/18/99
    0730005602                         .0000       12/01/99            10
    0730005602                         .0000       11/01/29           25
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652788                           7.1250        310,500.00        100
    GAFFGA              KENNETH       7.1250        306,072.21         ZZ
                                      6.7500          2,091.90         1
                                     12.1250          2,091.90         90
    COMMERCE TOWNS  MI    48382      11.7500       11/10/99
    0730005609                         .0000       01/01/00            10
    0730005609                         .0000       12/01/29           25
    0                                 2.7500       12/01/09        12/01/09
    994/994                            .0000       01/01/10        01/01/10
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652789                           7.6250        500,000.00        100
    NICOLOSI            ANTHONY       7.6250        493,122.00         ZZ
                                      7.2500          3,538.97         1
                                     12.6250          3,538.97         51
    DULUTH          GA    30097      12.2500       10/04/99
    0730005649                         .0000       12/01/99            00
    0730005649                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
1


    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4652790                           7.1250        750,000.00        100
    DESOCIO             WALTER        7.1250        738,641.75         ZZ
                                      6.7500          5,052.89         1
                                     12.1250          5,052.89         60
    ATLANTA         GA    30327      11.7500       10/15/99
    0730005652                         .0000       12/01/99            00
    0730005652                         .0000       11/01/29            0
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652791                           7.3750        339,900.00        100
    MARTIN              HUGH          7.3750        331,162.25         ZZ
                                      7.0000          2,347.60         1
                                     12.3750          2,347.60         90
    WEST BLOOMFIEL  MI    48324      12.0000       10/01/99
    0730005668                         .0000       12/01/99            10
    0730005668                         .0000       11/01/29           25
    0                                 2.7500       11/01/09        11/01/09
    994/994                            .0000       12/01/09        12/01/09
      45                              2.7500          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4652793                           7.0000        290,000.00        100
    GIACOMI             PATRICK       7.0000        284,758.41         ZZ
                                      6.6250          1,929.38         1
                                     12.0000          1,929.38         77
    SEAL BEACH      CA    90740      11.6250       09/17/99
1


    0730005864                         .0000       11/01/99            00
    0730005864                         .0000       10/01/29            0
    0                                 2.7500       10/01/09        10/01/09
    994/994                            .0000       11/01/09        11/01/09
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :        328

   TOTAL ORIGINAL BALANCE  :   144,172,049.92

   TOTAL PRINCIPAL BALANCE :   139,080,380.34

   TOTAL ORIGINAL P+I      :       993,175.45

   TOTAL CURRENT P+I       :       985,362.05


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                    EXHIBIT G

                          FORMS OF REQUEST FOR RELEASE
DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below. Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)      Mortgage Loan Prepaid in Full
                                               Mortgage Loan Repurchased
"We hereby certify that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan pursuant to the Pooling and Servicing Agreement."
---------------------------
Residential Funding Corporation
Authorized Signature
******************************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.
     Enclosed Documents:            [] Promissory Note
                           [] Primary Insurance Policy
                          [] Mortgage or Deed of Trust
                         [] Assignment(s) of Mortgage or
                                       Deed of Trust
                                    [] Title Insurance Policy
                                    [] Other:
                                             ------------------------
--------------------                                      --------------------
Name                                                      Date
--------------------
Title

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) :ss.
COUNTY OF         )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

               1. That he/she is a Director of _________________ (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1, Class R-I, Class R-II and Class R- III (together, the "Class R Certificates"), (the "Owner"), a corporation duly organized and existing under the laws of the State of Delaware, on behalf of which he/she makes this affidavit and agreement.

               2. That the Owner (i) is not and will not be, as of February 27, 2001, a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

               3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                      H-1-1

               4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

               5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

               6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(g) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(g) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(g)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

               7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

               8.  The Owner's Taxpayer Identification Number is ______________.

               9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

               10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

               11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

               12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                      H-1-2

               13. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), provided that with respect to any partnership or other entity treated as a partnership for United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code;

               14. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

               (b) The Owner will provide the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

               Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                      H-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by a [Title of Officer] and its corporate seal to be hereunto attached, attested by a [Assistant] Secretary, this _____ day of _________, 20___.

                                            [NAME OF OWNER]


                                            By:_________________________
                                            Name:       [Name of Officer]
                                            Title:      [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary


               Personally appeared before me the above-named [Name of Officer], known or proven to me to be the same person who executed the foregoing instrument and to be a [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ______ day of _________, 20___.


                                  NOTARY PUBLIC

                                            COUNTY  OF  STATE  OF My  Commission
                                            expires    the    _____    day    of
                                            ____________, 20____.

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                 ---------------, -----

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re:  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                    2001-RM1, Class R-I, Class R-II and Class R-III

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by ________________ (the "Seller") to _______________________ (the "Purchaser")
of $ ___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1, Class R-I, Class R-II and Class R-III (the "Class R Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.


                                      H-2-1

     4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                            Very truly yours,



                                    (Seller)


                                            By:
                                                   -----------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------




                                      H-2-2

                                    EXHIBIT I

                     FORM OF INVESTOR REPRESENTATION LETTER

                                 -------------------, ------


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series 2001-RM1, [Class R-I, Class R-II  and Class
                      R-III] [Class B]
                      ---------------------------------------------------------


Ladies and Gentlemen:

               _________________  (the  "Purchaser")  intends to  purchase  from
______________ (the "Seller") $___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass- Through Certificates, Series 2001-RM1, [Class R-I, Class R-II and Class R-III] [Class B] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                    1. The Purchaser  understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                    2. The Purchaser is acquiring the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                    3. The Purchaser is (a) a substantial, sophisticated [institutional] investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                    4. The Purchaser  has been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ________________, ____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                    5. The  Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar  security  with any  person in any  manner,  (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                   Very truly yours,


                                                   (Seller)

                                                   By:
                                                          --------------
                                                   Name:
                                                          --------------
                                                   Title:
                                                          --------------

                                    EXHIBIT J

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                 ----------------, -----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1, [Class R-I, Class R-II and
                      Class R-III] [Class B]

Ladies and Gentlemen:

               In connection with the sale by __________ (the "Seller") to ______________ (the "Purchaser") of $____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1, [Class R-I, Class R-II and Class R-III][Class B] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001 among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                    (Seller)

                                            By:
                                                   --------------
                                            Name:
                                                   --------------
                                            Title:
                                                   --------------

                                    EXHIBIT K

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(c) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(c), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class R Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class R Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class R Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class R Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) __________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class R Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class R Certificateholders.

          (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XI may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency, unless (A) the Holder of 100% of the Class R Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                                LIMITED GUARANTY

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2001-RM1

                           ____________________, 20___

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of May 1, 2001 (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding andThe Chase Manhattan Bank (the "Trustee") as amended by Amendment No. 1 thereto, dated as of _________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class R Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

               Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 11.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

     4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

     5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

     6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

     7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

     8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                   GENERAL MOTORS ACCEPTANCE
                                                   CORPORATION
                                                   By:_____________________
                                                   Name:__________________
                                                   Title:___________________


Acknowledged by:
THE CHASE MANHATTAN BANK,
as Trustee

By:___________________
Name:________________
Title:_________________


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By:___________________
Name:________________
Title:_________________

                                    EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                 ----------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by __________________ (the "Trustee") to ___________________ (the "Lender") of
__________________ (the "Mortgage Loan") pursuant to Section 3.12(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

                    (i) the  Mortgage  Loan is  secured  by  Mortgaged  Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

                    (ii) the substance of the  assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

                    (iii) the Mortgage Loan  following  the proposed  assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

                    (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                          Very truly yours,


                                                          (Lender)

                                                          By:
                                                                 ---------------
                                                          Name:
                                                                 ---------------
                                                          Title:
                                                                 ---------------

                                    EXHIBIT N

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:
                          =========================================
                          =========================================

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to and covenants with the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 2001 among Residential Funding Corporation, as Master Servicer, Residential Asset Mortgage Products, Inc., as Depositor and The Chase Manhattan Bank, as trustee, pursuant to Section
5.02 of the Agreement, as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of
        Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    Reserved]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.
__________________                                 ____________________
Print Name of Seller                               Print Name of Buyer
By:________________                                By:_________________
Name:                                              Name:
Title:                                             Title:
Taxpayer Identification:                           Taxpayer Identification:
No:__________________                              No:__________________
Date:__________________                            Date:__________________

                              ANNEX 1 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

               2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

____ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Depositor. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S.
     Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Depositor. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

               3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

               4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

               5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____     ____         Will the Buyer be purchasing the Rule 144A
Yes      No           Securities only for the Buyer's own account?

               6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

               7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.
                                    -----------------------------
                                    Print Name of Buyer
                                    By:     ___________________
                                      Name:
                                     Title:

                          Date: ______________________

                              ANNEX 2 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.
                                            ---------------------
                                            Print Name of Buyer
                                            By:__________________
                                      Name:
                                     Title:
                                            IF AN ADVISER:
                                            ------------------------
                                            Print Name of Buyer

                                            Date: __________________

                                    EXHIBIT O

                              FORM OF ERISA LETTER

                                     --------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2001-RM1

Re:  Mortgage Asset-Backed Pass-Through Certificates,
        Series 2001-RM1[Class B]

Ladies and Gentlemen:

_________________________   (the   "Purchaser")   intends   to   purchase   from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 2001-RM1, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001 among Residential Asset Mortgage Products, Inc., as the company (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.
                                                   Very truly yours,


                               (Purchaser)
                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------

                                    EXHIBIT P

                           ERISA REPRESENTATION LETTER

                                     [date]

Residential Funding Corporation
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota  55437

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota  55437

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor,
New York, New York 10001
Attention:  Residential Asset Mortgage Products Inc. Series 2001-RM1

          Re: Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RM1, Class B

Ladies and Gentlemen:

        [__________________________] (the "Purchaser") intends to purchase from [__________________________] (the "Seller") $[____________] initial Certificate
Principal Balance of the above-referenced certificates, issued under the pooling and servicing agreement, dated as of May 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee. All terms used in this ERISA Representation Letter and not otherwise defined shall have the meanings set forth in the pooling and servicing agreement.

        The  Purchaser  hereby  certifies,   represents  and  warrants  to,  and
covenants with the Seller, the trustee and the master servicer that, either:

              (a) The Purchaser is not an ERISA plan, or any other person, including an investment manager, a named fiduciary or a trustee of any Plan, acting, directly or indirectly, on behalf of or purchasing any certificate with "plan assets" of any ERISA plan within the meaning of the DOL regulation at 29 C.F.R. ss.2510.3-101; or

              (b) The Purchaser is an insurance company, the source of funds to be used by which to purchase the certificates is an "insurance company general account", as the term is defined in DOL Prohibited Transaction Class Exemption 95-60, and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller, the trustee and the master servicer that the Purchaser will not transfer the certificates to any ERISA plan or person unless that ERISA plan or person meets the requirements in either (a) or (b) above.

                                Very truly yours,

                                By:  ___________________
                                Name:_________________
                                Title:_________________

                                Title:_________________